PLATINUM INVESTOR I (SM) AND
                        PLATINUM INVESTOR II (SM)


   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES (THE "POLICIES")

                                Issued by

             AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")

                              HOME OFFICE:

        (Express Delivery)                    (US Mail)
        2727-A Allen Parkway                  Variable Universal Life
        Houston, Texas 77019-2191             Administration
        PHONE:  1-888-325-9315                P.O. Box 4880
          or  1-713-831-3443                  Houston, Texas 77210-4880
        FAX:  1-713-620-3857

INVESTMENT OPTIONS. The AGL Declared Fixed Interest Account is the fixed investment option for these policies. You can also invest in the following variable investment options. You may change your selections from time to time:

 --------------------------------------------------------------------------------------------------------------------------------
 AIM VARIABLE INSURANCE            AMERICAN GENERAL SERIES          DREYFUS VARIABLE                  MFS VARIABLE INSURANCE
 FUNDS, INC.                       PORTFOLIO COMPANY                INVESTMENT FUND                   TRUST
 o AIM V.I. International          o International Equities         o Quality Bond Portfolio          o MFS Emerging Growth
   Equity Fund                       Fund (1)                       o Small Cap Portfolio               Series
 o AIM V.I. Value Fund             o MidCap Index Fund (1,2)
                                   o Money Market Fund (1)
                                   o Stock Index Fund (1,2)

                                   (1) Variable Annuity Life
                                       Insurance Company *                                            Massachusetts Financial
  AIM Advisors, Inc.*              (2) Bankers Trust Company(+)     The Dreyfus Corporation*          Services Company*
 --------------------------------------------------------------------------------------------------------------------------------
 MORGAN STANLEY                    PUTNAM VARIABLE TRUST            SAFECO RESOURCE                  VAN KAMPEN AMERICAN
 UNIVERSAL FUNDS, INC.             o Putnam VT Diversified          SERIES TRUST                     CAPITAL LIFE INVESTMENT
 o Equity Growth Portfolio (1)       Income Fund                    o Equity Portfolio               TRUST
 o High Yield Portfolio (2)        o Putnam VT Growth               o Growth Portfolio               o Strategic Stock Portfolio
                                   o Putnam VT Growth
                                     and Income Fund
                                   o Putnam VT International
                                     Growth and Income Fund
(1) Morgan Stanley Asset Mgmt,
    Inc.*                                                           SAFECO Asset Management           Van Kampen American Capital
(2) Miller Anderson Sherrerd, LLP* Putnam  Management, Inc.*        Company*                          Asset Management, Inc.*
 --------------------------------------------------------------------------------------------------------------------------------

 *  The Investment Adviser of the investment option
(+) The Investment Sub-Adviser of the investment option

SEPARATE PROSPECTUSES CONTAIN MORE INFORMATION ABOUT THE MUTUAL FUNDS ("FUNDS" OR "MUTUAL FUNDS") IN WHICH WE INVEST THE AMOUNTS THAT YOU ALLOCATE TO ANY OF THE ABOVE-LISTED INVESTMENT OPTIONS (OTHER THAN OUR DECLARED FIXED INTEREST ACCOUNT OPTION). THE FORMAL NAME OF EACH SUCH FUND IS SET FORTH IN THE CHART THAT APPEARS ON PAGE 1. YOUR INVESTMENT RESULTS IN ANY SUCH OPTION WILL DEPEND ON THOSE OF THE RELATED FUND. THEREFORE, YOU SHOULD BE SURE YOU ALSO READ THE PROSPECTUS OF THE MUTUAL FUND FOR ANY SUCH INVESTMENT OPTION YOU MAY BE INTERESTED IN. YOU CAN REQUEST FREE COPIES OF ANY OR ALL OF THE MUTUAL FUND PROSPECTUSES FROM YOUR AGL REPRESENTATIVE OR FROM US AT OUR HOME OFFICE LISTED ABOVE.

OTHER CHOICES YOU HAVE. During the insured person's lifetime, you can also (1) change the amount of insurance, (2) borrow or withdraw amounts you have in our investment options, (3) choose, within limits, when and how much you invest, and (4) choose whether the amounts you have in our investment options will, upon the insured person's death, be added to the insurance proceeds we otherwise will pay to the beneficiary.

CHARGES AND EXPENSES. We deduct charges and expenses from the amounts you invest. These are described beginning on page 8.

RIGHT TO RETURN. If for any reason you are not satisfied with your Policy, you may return it to us for a full refund. (In some states, we will adjust this amount for any investment performance you have earned.) To exercise your right to return your Policy, you must mail it directly to the Home Office address shown on the first page of this prospectus or return it to the AGL representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the above-listed investment options as you have chosen. Any additional premium we receive during the 15-day period will also be invested in the money market option and allocated to your chosen investment options at the same time as your initial premium.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS PROSPECTUS CONTAINS INFORMATION THAT YOU SHOULD KNOW BEFORE INVESTING IN A POLICY. THE POLICIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

      THIS BOOKLET IS CALLED A "PROSPECTUS." ITS DATE IS APRIL 1, 1998.

                           GUIDE TO THIS PROSPECTUS

      This booklet (which is called a prospectus) contains information that you should know before you purchase a Platinum InvestorSM variable life policy ("Policy") or exercise any of your rights or privileges under a Policy.

      This  prospectus   describes  two  versions  of  the  Platinum  Investor
Policies: the Platinum Investor I and the Platinum Investor II Policies. Your AGL representative can advise you which version of the Policy he or she offers or whether he or she offers both. You cannot change to a different version once your coverage takes effect. The Platinum Investor I and Platinum Investor II Policies are identical, except for the differences that are discussed beginning on page 13 of this prospectus.

      BASIC INFORMATION. Here are the page numbers in this prospectus where you may find answers to most of your questions:

                                                                           PAGE TO SEE
                  BASIC QUESTIONS YOU MAY HAVE                          IN THIS PROSPECTUS

o  What are the Policies?..............................................  1-2

o  How can I invest money in a Policy?.................................  5-6

o  How will the value of my investment in a Policy change over time?...  6-7

o  What is the basic amount of insurance ("death benefit") that AGL pays when the insured person dies?..................................  7-8

o  What charges will AGL deduct from my investment in a Policy?........  8-10

o  What charges and expenses will the Mutual Funds deduct from amounts I invest through my Policy?................................  10-12

o  Must I invest any minimum amount in a Policy?.......................  12-13

o  What are the differences between the Platinum Investor I and the
    Platinum Investor II Policies?.....................................  13-14

o  How can I change my Policy's investment options?....................  14-15

o  How can I change my Policy's insurance coverage?....................  15-16

o  What additional rider benefits might I select?......................  16-18


                                       3


o  How can I access my investment in a Policy?.........................  18-19

o  Can I choose the form in which AGL pays out the proceeds from my
    Policy?............................................................  20

o  To what extent can AGL vary the terms and conditions of the
    Policies in particular cases?......................................  21

o  How will my Policy be treated for income tax purposes?..............  21


o  How do I communicate with AGL?......................................  21-23




      ILLUSTRATIONS OF A HYPOTHETICAL POLICY. Starting on page 23, we have included some illustrations of how the values of a hypothetical Policy would change over time, based on certain assumptions we have made. Because your circumstances may vary considerably from our assumptions, your AGL representative will also provide you with a similar hypothetical illustration that is more tailored to your own circumstances and wishes.

      ADDITIONAL INFORMATION. You may find the answers to any other questions you have under "Additional Information" beginning on page 28, or in the forms of our Policy and riders. A table of contents for the "Additional Information" portion of this prospectus also appears on page 28. You can obtain copies of our Policy and rider forms from (and direct any other questions to) your AGL representative or our Home Office (shown on the cover of this Prospectus).

      AGL'S FINANCIAL STATEMENTS. We have included our financial statements in this prospectus. These begin on page 49.

      SPECIAL WORDS AND PHRASES. If you want more information about any words or phrases that you read in this prospectus, you may wish to refer to the Index of Words and Phrases that appears at the end of this prospectus (page
91). That index will tell you on what page you can read more about many of the words and phrases that we use.

                         BASIC QUESTIONS YOU MAY HAVE

HOW CAN I INVEST MONEY IN A POLICY?

      PREMIUM PAYMENTS. We call the investments you make in a Policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your Policy and the insured person. We can refuse to accept a subsequent premium payment that is less than $50.
(Policies issued in some states or automatic premium payment plans may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

      LIMITS ON PREMIUM PAYMENTS. Federal tax law limits your ability to make certain very large amounts of premium payments (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements are summarized further under "Tax Effects" beginning on page 29. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. Also, in certain circumstances, we may refuse to accept an additional premium if the insured person does not provide us with adequate evidence that he/she continues to meet our requirements for issuing insurance.

      CHECKS AND MONEY ORDERS. Premiums must be by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company," or "AGL." Premiums after the first premium must be sent directly to our Home Office at the appropriate address shown on the front cover of this prospectus.

      OTHER WAYS TO PAY PREMIUMS. We also accept premium payments by bank draft, wire, or by exchange from another insurance company. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Home Office shown on the front cover of this prospectus. Premium payments from salary deduction plans may be made only if we agree.

      DOLLAR COST AVERAGING. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed.

      Under dollar cost averaging, we automatically make transfers of your accumulation value from the money market investment option to one or more of the other investment options that you choose (but not to our declared fixed interest account option). You tell us whether you want these transfers to be made monthly, quarterly, semi-annually or annually; and we make the transfers as of the end of the valuation period that contains the day of the month that you select. (The term "valuation period" is described on page 37.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. You cannot participate in dollar cost averaging while also using automatic rebalancing (discussed below). Dollar cost averaging ceases upon your request, or if your accumulation value in the money market option becomes exhausted.

      AUTOMATIC REBALANCING. This feature automatically rebalances the proportion of your accumulation value in each investment option under your Policy (other than our declared fixed interest account option) to correspond to your then current premium allocation designation. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. The date automatic rebalancing occurs will be based on the date of issue of your
Policy. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. You cannot participate in this program while also participating in dollar cost averaging (discussed above). Rebalancing terminates upon your request.

HOW WILL THE VALUE OF MY INVESTMENT IN A POLICY CHANGE OVER TIME?

      YOUR ACCUMULATION VALUE. From each premium payment you make, we deduct the charges that we describe beginning on page 8, under "Deductions from each premium payment." We invest the rest in one or more of the investment options listed on the front cover of this prospectus. We call the amount that is at any time invested under your Policy your "accumulation value."

      YOUR INVESTMENT OPTIONS. We invest the accumulation value that you have allocated to any investment option (except our declared fixed interest account option) in shares of a Mutual Fund that follows investment practices, policies and objectives that are appropriate to that option. Over time, your accumulation value in any investment option will increase or decrease by the same amount as if you had invested in the related Fund's shares directly (and reinvested all dividends and distributions from the Fund in additional Fund shares); EXCEPT that your accumulation value will be reduced by certain charges that we deduct. We describe these charges beginning on page 8, under "What charges will AGL deduct from my investment in a Policy?"

      Other important information about the Mutual Funds that you can choose is included in the separate prospectuses for those Funds. This includes information about the investment performance that each Fund's investment manager has achieved. Additional free copies of these prospectuses are available from your AGL representative or from our Home Office shown on the first page of this prospectus.

      We invest any accumulation value you have allocated to our declared fixed interest account option as part of our general assets. We credit a fixed rate of interest on that accumulation value, which we declare from time to time. We guarantee that this will be at an effective annual rate of at least

4%. Although this interest increases the amount of any accumulation value that you have in our declared fixed interest account option, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 10. The "daily charge" described on page 8 and the charges and expenses of the Mutual Funds discussed on pages 10-12 below do NOT apply to our declared fixed interest account option.

      POLICIES ARE "NON-PARTICIPATING." The Policies are NOT "participating." Therefore, you will not be entitled to any dividends from AGL.

WHAT IS THE BASIC AMOUNT OF INSURANCE ("DEATH BENEFIT") THAT AGL PAYS WHEN THE INSURED PERSON DIES?

      YOUR SPECIFIED AMOUNT OF INSURANCE. In your application to buy a Platinum Investor Policy, you will tell us how much life insurance coverage you want on the life of the insured person. We call this the "specified amount" of insurance.

      YOUR DEATH BENEFIT. The basic death benefit we will pay is reduced by any outstanding loans. You choose whether the basic death benefit is

      o Option 1 - The  specified  amount on the date of the insured  person's death

                                    - or -

      o Option 2 - The specified amount plus the Policy's  accumulation  value on the date of death.

Under Option 2, your death benefit will tend to be higher than under Option 1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value will tend to be higher under Option 1 than under Option 2.

      We will automatically pay an alternative basic death benefit if it is higher than the basic Option 1 or Option 2 death benefit (whichever you have selected). The alternative basic death benefit is computed by multiplying your Policy's accumulation value on the insured person's date of death by the following percentages:

           TABLE OF ALTERNATIVE BASIC DEATH BENEFITS AS A PERCENTAGE
                     MULTIPLE OF POLICY ACCUMULATION VALUE
    INSURED
    PERSON'S        40 or
     AGE*:          Under        45          50            55           60        65         70        75 to 95      100

       %:            250%       215%        185%          150%         130%      120%       115%         105%        100%

* Nearest birthday at the beginning of the Policy year in which the insured person dies. The percentages are interpolated for ages that are not shown here.


WHAT CHARGES WILL AGL DEDUCT FROM MY INVESTMENT IN A POLICY?

      DEDUCTIONS FROM EACH PREMIUM PAYMENT. We deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes currently range from .75% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We also currently deduct an additional 2.5% from each after-tax premium payment. We have the right at any time to increase this additional charge to not more than 5% on all future premium payments.

      DAILY CHARGE. We make a daily deduction at an annual effective rate of .75% of your accumulation value that is then being invested in any of the investment options (other than our declared fixed interest option). After a Policy has been in effect for a certain number of years, we intend to reduce the rate of this charge by .25%. The number of years depends on whether you have version I or version II of the Policy and is discussed on page 13 under "What are the differences between the Platinum Investor I and Platinum Investor II Policies." Because the Policies were first offered in 1998, however, this decrease has not yet occurred for any outstanding Policy. Neither this decrease nor the current rate of .75% is guaranteed. Rather, we have the right at any time to raise this charge under your Policy to not more than .90%; except that in Texas and Oregon, until a Policy has been in effect for a certain number of years, this maximum is .25% higher.

      FLAT MONTHLY CHARGE. We will deduct $6 per month from your accumulation value. Also, we have the right to raise this charge at any time to not more than $12 per month.

      MONTHLY INSURANCE CHARGE. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "amount at risk" on that date. Our amount at risk is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies, a greater amount at risk results in a higher monthly insurance charge. The cost of insurance rates are generally lower under the Platinum Investor II Policy than under the Platinum Investor I Policy.

      For otherwise identical Policies, a higher cost of insurance rate also results in a higher monthly insurance charge. Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower for insured persons in most age and risk classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

      In general, our cost of insurance rates increase with the insured person's age. Therefore, the longer you own your Policy, the higher the cost of insurance rate will be. Also our cost of insurance rates will generally be lower (except in Montana) if the insured person is a female than if a male.

      Similarly, our current cost of insurance rates are generally lower for non-smokers than smokers, and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policy.

      Finally, our current cost of insurance rates are lower for Policies having a specified amount of at least $1,000,000 on the day the charge is deducted. This means that if your specified amount for any reason decreases from $1,000,000 or more to less than $1,000,000, your subsequent cost of insurance rates will be higher under your Policy than they otherwise would be. The reverse is also true. Our cost of insurance rates also are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

      MONTHLY CHARGES FOR ADDITIONAL BENEFIT RIDERS. We will deduct charges monthly from your accumulation value, if you select certain additional benefit riders. These are described beginning on page 16, under "What additional rider benefits might I select?"


      ADDITIONAL MONTHLY CHARGE FOR PLATINUM INVESTOR II POLICIES DURING THE FIRST TWO YEARS. This charge is described beginning on page 13 under "What are the differences between the Platinum Investor I and the Platinum Investor II Policies?"


      SURRENDER CHARGE FOR PLATINUM INVESTOR I POLICIES. The Platinum Investor I Policies have a surrender charge that applies for the first 10 Policy years (and the first 10 years after any requested increase in the Policy's specified amount). The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. The maximum amount of the surrender charge will be shown on pages 23 and 24 of the Policy. It may initially be as high as $40 per $1,000 of specified amount or as low as $1.80 per $1,000 of specified amount (or increase therein). Any amount of surrender charge decreases automatically by a constant amount each year beginning in the fourth year of its 10 year period referred to above until, in the eleventh year, it is zero.

      We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender of a Platinum Investor I Policy. Upon a requested decrease in such a Policy's specified amount of coverage, we will deduct any remaining amount of the surrender charge that was associated with the specified amount that is cancelled. This includes any specified amount decrease that, as described under "Partial surrender" beginning on page 18, results from any requested partial surrender. For this purpose, we deem the most recent increases of specified amount to have been cancelled first.

      TRANSACTION FEE. We will charge a $25 transaction fee for each partial surrender you make.

      CHARGE FOR TAXES. We can make a charge in the future for taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value.

      ALLOCATION OF CHARGES. You may choose from which of your investment options we deduct all monthly charges. If you do not have enough accumulation value in any investment option to comply with your selection, we will deduct these charges in proportion to the amount of accumulation value you then have in each investment option. Any surrender charge upon a decrease in specified amount that is requested under a Platinum Investor I Policy will be allocated in the same manner as if it were a monthly deduction.

WHAT CHARGES AND EXPENSES WILL THE MUTUAL FUNDS DEDUCT FROM AMOUNTS I INVEST THROUGH MY POLICY?

      Each Mutual Fund pays its investment management fees and other operating expenses. Because they reduce the investment return of a Fund, these fees and expenses also will reduce indirectly the return you will earn on any accumulation value that you have invested in that Fund. These charges and expenses currently are as follows:

THE MUTUAL FUNDS' ANNUAL EXPENSES (1) (as a percentage of average net assets)

                                                                                            Other Fund             Total
                                                                     Fund               Operating Expenses          Fund
                                                                   Management             After Expense           Operating
                     Name Of Fund                                    Fees                Reimbursement(2)         Expenses(2)
                     ------------                              ------------------       ------------------        -----------
The following funds of AIM VARIABLE
INSURANCE FUNDS, INC.:
     V.I. International Equity Fund                            0.75%                     0.18%                    0.93%
     V.I. Value Fund                                           0.62%                     0.08%                    0.70%

The following funds of AMERICAN GENERAL
SERIES PORTFOLIO COMPANY ("AGSPC"):
     International Equities Fund                               0.35%                     0.07%                    0.42%
     MidCap Index Fund                                         0.35%                     0.05%                    0.40%
     Money Market Fund                                         0.50%                     0.07%                    0.57%
     Stock Index Fund                                          0.34%                     0.00%                    0.34%

The following funds of DREYFUS VARIABLE
INVESTMENT FUND:
     Quality Bond Portfolio                                    0.65%                     0.06%                    0.71%
     Small Cap Portfolio                                       0.75%                     0.03%                    0.78%

The following series of MFS VARIABLE INSURANCE TRUST:
     MFS Emerging Growth Series                                0.75%                     0.15%                    0.90%

The following portfolios of MORGAN
STANLEY UNIVERSAL FUNDS, INC.:
     Equity Growth Portfolio                                   0.55%                     0.30%                    0.85%
     High Yield Portfolio                                      0.50%                     0.31%                    0.81%

The following portfolios of PUTNAM
VARIABLE TRUST:
     Putnam VT Diversified Income Fund                         0.69%                     0.26% (including 12b-1   0.95%
                                                                                               fees of 0.15%)
     Putnam VT Growth and Income Fund                          0.49%                     0.19% (including 12b-1   0.68%
                                                                                               fees of 0.15%)
     Putnam VT International Growth                            0.80%                     0.47% (including 12b-1   1.27%
         and Income Fund                                                                       fees of 0.15%)


                                      11



The following portfolios of SAFECO
RESOURCE SERIES TRUST:
     Equity Portfolio                                          0.73%                     0.02%                    0.75%
     Growth Portfolio                                          0.74%                     0.03%                    0.77%


The following portfolio of VAN KAMPEN
AMERICAN CAPITAL LIFE INVESTMENT TRUST:
     Strategic Stock Portfolio                                 0.50%                     0.11%                    0.61%

(1) The annual expenses are estimated for the current fiscal year for the Van Kampen American Capital Strategic Stock Portfolio because it does not have financial statements covering a period of at least ten months.

(2) If certain voluntary expense reimbursements from the investment adviser were terminated, other expenses for the Morgan Stanley Equity Growth and High Yield Portfolios would have been 1.50% and 1.18%, respectively, and for the Van Kampen American Capital Strategic Stock Portfolio would have been 2.09%.


MUST I INVEST ANY MINIMUM AMOUNT IN A POLICY?

      PLANNED PERIODIC PREMIUMS. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to have us bill you. Our current practice is to bill quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. You need to invest only enough to ensure either that your Policy's cash surrender value stays above zero or, if you own a Platinum Investor I Policy, that your 5 year no-lapse guarantee (discussed below) remains in effect. ("Cash surrender value" is explained under "Full surrender" on page 18.) The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero, as a result of the deductions we periodically make from your accumulation value.

      POLICY LAPSE AND REINSTATEMENT. If your Policy's cash surrender value does fall to zero, we will notify you and give you a grace period to pay at least the amount we estimate is necessary to keep your Policy in force for a reasonable time. If we don't receive your payment by the end of the grace period, your Policy and all riders will terminate without value and all coverage under your Policy will cease. (The only exception is if the guarantee is in effect that is described below under "Monthly guarantee premiums under Platinum Investor I Policies.") Although you can apply to have your Policy "reinstated," you must do this within 5 years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. Also, you would have to pay certain extra amounts that we require. In the Policy form itself, you will find additional information about the values and terms of a Policy after it is reinstated.

      MONTHLY GUARANTEE PREMIUMS UNDER THE PLATINUM INVESTOR I POLICIES. Page 3 of a Platinum Investor I Policy will specify a "Monthly Guarantee Premium." On the first day of each Policy month that the cash surrender value is not sufficient to pay the monthly deduction, we check to see if the cumulative amount of premiums paid under such a Policy is at least equal to the sum of the monthly guarantee premiums for all Policy months to date, including the Policy month then starting. (Policy months are measured from the "Date of Issue" that will also be shown on page 3 of the Policy.) So long as at least this amount of premium payments has been paid by the beginning of that Policy month, a Platinum Investor I Policy will not enter a grace period or terminate (I.E., lapse) because of insufficient cash surrender value during the first 5 Policy years. If this test is not met on the monthly deduction day at the beginning of any Policy month, the Policy enters the grace period. If a sufficient premium is not paid before the end of the grace period, the Policy and the 5 year no-lapse guarantee terminate. If the Policy is later reinstated, the 5 year no-lapse guarantee may also be reinstated if sufficient premiums are paid, although the reinstated guarantee will in no case extend beyond the date that originally marked the end of its maximum 5 year duration.

      The amount of premiums that must be paid to maintain the 5 year no-lapse guarantee will be increased by the cumulative amount of any loans (including any loan increases to pay interest) and partial surrenders you have taken from your Policy. Such monthly guarantee premiums also will be higher following any requested increase in the specified amount of insurance coverage, or following a requested addition of (or increase in) certain rider benefits. On the other hand, the monthly guarantee premium will be lower following any requested decrease in the specified amount of insurance coverage, or following a requested cancellation of (or decrease in) certain riders. If your Policy is the Platinum Investor I version, we will send you an endorsement to your Policy that will tell you what your new monthly guarantee premium is. However, none of the above-mentioned changes extends the no-lapse period beyond 5 years or establishes a new no-lapse guarantee.

      The 5-year no-lapse guarantee described in the two previous paragraphs is not available in all states.

      Although we will bill you for planned premiums, we will not send any specific bills for the amount of any monthly guarantee premium that is due.

WHAT ARE THE DIFFERENCES BETWEEN THE PLATINUM INVESTOR I AND THE PLATINUM INVESTOR II POLICIES?

      Depending on your own financial circumstances and goals, and the uses to which you intend to put a Platinum Investor Policy, either version of the Policy may be appropriate for you. You should consult carefully with your AGL representative about this. Relevant factors may include how much accumulation value you intend to maintain in the Policy relative to the amount of the Policy's death benefit and how likely it is that you may choose to surrender your Policy or otherwise reduce your Policy's specified amount in the foreseeable future.

      The differences between the two versions of Platinum Investor are:

      o Platinum Investor I is available for specified amounts of $100,000 or more. Platinum Investor II is available only for specified amounts of $500,000 or more. You may not request a specified amount decrease (or a partial surrender) under a Platinum Investor I or a Platinum Investor II Policy that would reduce the specified amount to less than $100,000 or $500,000, respectively.

      o     Platinum  Investor I is available for insured  persons through age
            80. Platinum Investor II is available for insured persons who are age 18 through age 80.

      o The Platinum Investor II version of the Policy DOES NOT have a surrender charge.

      o The Platinum Investor II version of the Policy DOES NOT have a 5 year no-lapse guarantee.

      o The planned reduction in the current daily charge by .25% per annum of separate account accumulation value is scheduled to occur after year 10 for Platinum Investor II and after year 20 for Platinum Investor I. These are also the same periods after which the guaranteed maximum daily charge under Policies sold in Texas and Oregon will decrease by .25% per annum.

      o The two versions of Platinum Investor have different current cost of insurance rates. Since this difference results in differing accumulation values, you should carefully review the Policy illustrations that are available to you.

      o The Platinum Investor II version of the Policy has a monthly expense charge during the first two Policy years (and the first two years after any requested increase in the Policy's specified amount). The amount of this charge depends on the age and other insurance characteristics of the insured person. The amount of this charge will be shown on page 4 of a Platinum Investor II Policy. It may initially be as much as $1.88 per $1,000 of specified amount (or increase therein), or as low as $0.0999 per $1,000 of specified amount (or increase therein). (After the two-year periods mentioned above, this charge is zero.) This additional monthly charge does not apply to the Platinum Investor I version of the Policies.

HOW CAN I CHANGE MY POLICY'S INVESTMENT OPTIONS?

      FUTURE PREMIUM PAYMENTS. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

      TRANSFERS OF EXISTING ACCUMULATION VALUE. You may also transfer your existing accumulation value from one investment option under the Policy to another. Unless you are transferring the entire amount you have in an investment option, each transfer must be at least $500. See "Additional Rights That We Have," beginning on page 42. Also, you may not in any one Policy year make transfers out of our declared fixed interest account option that aggregate more than 25% of the accumulation value you had invested in that option at the beginning of that Policy year.

      You may make transfers at any time, except that transfers out of our declared fixed interest account option must be made within 60 days after a Policy anniversary. We will not honor any request received outside that period.

      MAXIMUM NUMBER OF INVESTMENT OPTIONS. We can at any time limit the number of investment options you may use. Our current rule is that you cannot use more than 18 different options over the life of your Policy.

HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

      INCREASE IN COVERAGE. You may at any time request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

      We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age and risk class of the insured person at the time of the increase. Also, if you have the Platinum Investor I version of the Policy, a new amount of surrender charge and monthly guarantee premium apply to the specified amount increase; and these amounts are the same as they would be if we were instead issuing the same amount of additional coverage as a new Platinum Investor I Policy. On the other hand, if you have the Platinum Investor II version of the Policy, an additional monthly expense charge applies for the first two years following the request for an increase in specified amount. This amount is also the same as it would be if we were instead issuing the same amount of additional coverage as a new Platinum Investor II Policy.

      DECREASE IN COVERAGE. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. The minimum is $100,000 for a Platinum Investor I Policy and $500,000 for a Platinum Investor II Policy (or, if greater, the minimum amount that the tax law requires relative to the amount of premium payments you have made). At the time of a decrease under such a Policy, we will deduct from the Policy's accumulation value an amount of any remaining surrender charge. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed. We compute the amount we deduct in the manner described on page 37, under "Decreases in the specified amount of a Platinum Investor I Policy."

      CHANGE OF DEATH BENEFIT OPTION. You may at any time request us to change your coverage from death benefit Option 1 to 2 or vice-versa. If you change from Option 1 to 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. If you change from Option 2 to 1, we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value.

      TAX CONSEQUENCES OF CHANGES IN INSURANCE COVERAGE. Please read "Tax Effects" starting on page 29 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

WHAT ADDITIONAL RIDER BENEFITS MIGHT I SELECT?

      You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits.

      o ACCIDENTAL DEATH BENEFIT RIDER, which pays an additional death benefit if the insured person dies from certain accidental causes.

      o AUTOMATIC INCREASE RIDER, which provides for automatic increases in your Policy's specified amount of insurance at certain specified dates and based on a specified index. After you have met our eligibility requirements for this rider, these increases will not require that evidence be provided to us about whether the insured person continues to meet our requirements for insurance coverage. These automatic increases are on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 15). There is no additional charge for the rider itself, although the automatic increases in the specified amount will increase the monthly insurance charge deducted from your accumulation value, to compensate us for the additional coverage.

      o CHILDREN'S INSURANCE BENEFIT RIDER, which provides term life insurance coverage on the eligible children of the person insured under the Policy. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion.

      o MATURITY EXTENSION RIDER, which permits you to extend the Policy's maturity date beyond what it otherwise would be, has two versions from which to choose.

            One version provides for a death benefit after the original maturity date that is equal to the accumulation value on the date of death. With this version, all accumulation value that is in the separate account can remain there. There is no charge for this version.

            The other version provides for a death benefit after the original maturity date equal to the base policy death benefit on the original maturity date. With this version, if you elect to extend your maturity date, all accumulation value that is in the separate account will be automatically transferred at the Policy's original maturity date to the declared fixed interest account option. There is a monthly charge for this version of the rider during the first nine Policy years immediately preceding the Policy's original maturity date. Therefore, this rider may not be added to a Policy during that 9 year period.

            In both versions, only the insurance coverage associated with the base policy will be extended beyond the original maturity date. No additional premium payments, new loans, monthly insurance charge, or changes in specified amount will be allowed after the original maturity date. There is a flat monthly charge of no more than $10 each month after the original maturity date.

            Extension of the maturity date beyond the insured person's age 100 may result in the current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

      o RETURN OF PREMIUM DEATH BENEFIT RIDER, which provides additional term life insurance coverage on the person insured under the Policy. The amount of additional insurance varies so that it always equals the cumulative amount of premiums paid under the Policy (subject to certain adjustments).

      o SPOUSE TERM RIDER, which provides term life insurance on the life of the spouse of the Policy's insured person. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion.

      o TERMINAL ILLNESS RIDER, which provides for a benefit to be requested if the Policy's insured person is diagnosed as having a terminal illness (as defined in the rider) and less than 12 months to live. This rider is not available in all states. The maximum amount you may receive under this rider prior to the insured person's death is 50% of the death benefit payable under the Policy (excluding any rider benefits) or, if less, $250,000. The amount of benefits paid under the rider, plus an administrative fee (not to exceed $250), plus interest on these amounts to the next Policy anniversary becomes a "lien" against all future Policy benefits. We will continue to charge interest in advance on the total amount of the lien and will add any unpaid interest to the total amount of the lien each year. Any time the total lien, plus any other Policy loans, exceeds the Policy's then current death benefit, the Policy will terminate without further value. The cash surrender value of the Policy also will be reduced by the amount of the lien.

      o WAIVER OF MONTHLY DEDUCTION RIDER, under which we will waive all monthly charges under your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest.

      TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS. Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page 29. You should consult a qualified tax adviser.

HOW CAN I ACCESS MY INVESTMENT IN A POLICY?

      FULL SURRENDER. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, and, if you have the Platinum Investor I version of the Policy, less any surrender charge that then applies. We call this your "cash surrender value." Because of the surrender charge, it is unlikely that a Platinum Investor I Policy will have any cash surrender value during at least the first year unless you pay significantly more than the monthly guarantee premiums.

      PARTIAL SURRENDER. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. If the Option 1 death benefit is then in effect, we will also automatically reduce your Policy's specified amount of insurance by the amount of your withdrawal and any related charges. If you have the Platinum Investor I version of the Policy, and we reduce your Policy's specified amount because you have requested a partial withdrawal while the Option 1 death benefit is in effect, we will deduct the same amount of surrender charge, if any, that would have applied if you had requested such face amount decrease directly. See "Decreases in the specified amount of a Platinum Investor I Policy," on page 37. We will not permit a partial surrender if it would cause your Policy to fail to qualify as life insurance under the tax laws or if it would cause your specified amount to fall below the minimum allowed.

      You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the withdrawal in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

      POLICY LOANS. You may at any time borrow from us an amount equal to your Policy's cash surrender value (less our estimate of three months' charges and less the interest that will be payable on your loan through your next Policy anniversary; this rule is not applicable in all states). The minimum amount of each loan is $500 or, if less, the entire remaining borrowable amount under your Policy.

      We remove from your investment options an amount equal to your loan and hold that amount as additional collateral for the loan. We will credit your Policy with interest on this collateral amount at an effective annual rate of 4% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an effective annual rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.51%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. Interest you pay on Policy loans will not in most cases be deductible on your tax returns.

      You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

      You may repay all or part (but not less than $100) of your loan at any time. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from our declared fixed interest account option. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan will be deducted from the proceeds we pay following the insured person's death.

      PREFERRED LOAN INTEREST RATE. We will credit a higher interest rate on an amount of the collateral securing Policy loans taken out after the first 10 Policy years. The maximum amount of new loans that will receive this preferred loan interest rate for any year is (a) 10% of your Policy's accumulation value (including any loan collateral we are holding for your Policy loans) at the beginning of the Policy year or (b) if less, your Policy's maximum remaining loan value at that anniversary. We intend to set the rate of interest we credit to your preferred collateral amount equal to the loan interest rate you are paying, resulting in a zero net cost of borrowing for that amount. We have full discretion to vary the preferred rate, however, provided that it will always be greater than the rate we are then crediting in connection with regular Policy loans. Because we first offered the Policies in 1998, we have not yet applied the preferred loan interest rate to any Policy loan amounts.

      MATURITY OF YOUR POLICY. If the insured person is still living on the "Maturity Date" shown on page 3 of your Policy, we will automatically pay you the cash surrender value of the Policy, and the Policy will terminate. The maturity date is the Policy anniversary nearest the insured person's 95th birthday.

CAN I CHOOSE THE FORM IN WHICH AGL PAYS OUT THE PROCEEDS FROM MY POLICY?

      CHOOSING A PAYMENT OPTION. You may choose to receive the full proceeds from the Policy (and any riders) as a single sum. This includes proceeds that become payable upon the death of the insured person, full surrender or the maturity date. Alternatively, you may elect that all or part of such proceeds be applied to one or more of the following payment options:

      o     Option 1 - Equal monthly payments for a specified period of time.

      o Option 2 - Equal monthly payments of a specified amount until all amounts are paid out.

      o Option 3 - Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

      o     Option 4 - Proceeds left to accumulate with interest.

Additional payment options may also be available with our consent. We have the right to veto any payment option, if the payee is a corporation or other entity. You can read more about each of these options in our Policy form and in the separate form of payment contract that we issue when any such option takes effect.

      Within 60 days after the insured person's death, any payee entitled to receive proceeds as a single sum may elect one or more payment options.

      Interest rates that we credit under each option will be at least 3%.

      CHANGE OF PAYMENT OPTION. You may change any payment option you have elected at any time while the Policy is in force.

      TAX IMPACT. If a payment option is chosen, you or your beneficiary may have tax consequences. You therefore should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

TO WHAT EXTENT CAN AGL VARY THE TERMS AND CONDITIONS OF THE POLICIES IN PARTICULAR CASES?

      Listed below are some variations we may make in the terms of a Policy. Any variations will be made only in accordance with uniform rules that we establish from time to time and apply evenly to all our customers.

      POLICIES PURCHASED THROUGH "INTERNAL ROLLOVERS." We maintain published rules that describe the procedures necessary to replace the other life insurance we issue with one of the Policies. Not all types of other insurance we issue are eligible to be replaced with one of the Policies.

      POLICIES PURCHASED THROUGH TERM LIFE CONVERSIONS. Also, we maintain rules about how to convert term insurance to a Platinum Investor Policy. This is referred to as a term conversion. Term conversions are available to owners of term life insurance we have issued. Any right to a term conversion is stated in the term life insurance policy.

      STATE LAW REQUIREMENTS. AGL is subject to the insurance laws and regulations in every jurisdiction in which Platinum Investor is sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and riders, or related endorsements.


      VARIATIONS IN EXPENSES OR RISKS. AGL may vary the charges and other terms of the Policies where special circumstances result in sales or administrative expenses, mortality risks, or other risks that are different from those normally associated with the Policies.


HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

      Generally, death benefits paid under a Policy are not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, and therefore not subject to income tax.

      Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply.

      For further information about the tax consequences of owning a Policy, please read "Tax Effects" starting on page 29.

HOW DO I COMMUNICATE WITH AGL?

      When we refer to "you," we mean the person who is duly authorized to take any contemplated action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or charges among the investment options.

      GENERAL. You should mail or express checks and money orders for premium payments and loan repayments directly to our Home Office at the appropriate address shown on the first page of this prospectus.

      The following requests must be made in writing signed and dated by you: transfer of accumulation value; loan; full surrender; partial surrender; change of beneficiary or contingent beneficiary; change of allocation percentages for premium payments, loan repayments or charges; change of death benefit option or manner of death benefit payment; increase or decrease in specified insurance amount; addition or cancellation of, or other action with respect to, any rider benefits; election of a payment option for Policy proceeds; tax withholding elections; and telephone transaction privileges. You should mail or express these requests to our Home Office at the appropriate address shown on the first page of this prospectus. You should also communicate notice of the insured person's death, and related documentation, to our Home Office.

      We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. A Service Request form covering many of these transactions is attached to the back of this prospectus. You will be asked to return your Policy when you request a full surrender. You may also obtain these forms from our Home Office or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

      TELEPHONE TRANSACTIONS. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will mail you a prompt written confirmation of the transaction. If many people seek to make telephone requests at or about the same time, or if our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. If this occurs, you should submit a written request. Also, if, due to malfunction or other circumstances, the recording of your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-888-325-9315.

      The Policies are not designed for professional market timing organizations or other entities utilizing programmed and frequent transfers. We reserve the right at any time and without prior notice to any party to terminate, suspend, or modify our policies or procedures regarding telephone requests or to cease permitting telephone requests altogether.

                 ILLUSTRATIONS OF HYPOTHETICAL POLICY BENEFITS

      To help clarify how our Policies work, we have prepared the following tables:

                                                                          Page to see in this
                                                                              Prospectus
                                                                              ----------
                                      Table                           Platinum           Platinum
                                      -----                          Investor I         Investor II
                                                                     ----------         -----------
     Death Benefit Option 1 - Current Charges...................        24                 26
             Guaranteed Maximum Charges.........................        25                 27

      The tables show how death benefits, accumulation values, and cash surrender values ("Policy benefits") under hypothetical Platinum Investor
Policies would vary over time if the investment options had constant hypothetical gross annual investment returns of 0%, 6% or 12% over the years covered by each table. The tables are for a 45 year-old male non-tobacco user and who is a better-than-average mortality risk in other respects as well. Planned premium payments of $1,368 for an initial $100,000 of specified amount of coverage are assumed to be paid at the beginning of each Policy year for the Platinum Investor I Policy. Planned premium payments of $10,560 for an initial $500,000 of specified amount coverage are assumed to be paid at the beginning of each Policy year for the Platinum Investor II Policy. The illustrations assume no Policy loan has been taken. The differences between the accumulation values and the cash surrender values for the first 10 years in the tables for the Platinum Investor I version are that version's surrender charges.

      Although the tables below do not include illustrations of a Policy with an Option 2 death benefit, such a Policy would have higher death benefits, lower cash values, and a greater risk of lapse.

      Separate tables are included to illustrate both current and guaranteed maximum charges for both Platinum Investor I and Platinum Investor II. The charges assumed in the current charge tables include a daily charge at an annual effective rate of .75% for the first 20 Policy years (for Platinum Investor I) or 10 years (for Platinum Investor II), and .50% thereafter, current monthly insurance charges and a flat monthly charge of $6. The guaranteed maximum charge tables assume that these charges will be .90%, guaranteed maximum insurance charges, and $12, respectively, in all years. In

Texas and Oregon, the guaranteed maximum daily charge is .25% per annum higher for certain periods of time than the daily charges assumed in the maximum charge tables below. Therefore, an identical Policy sold in those states would have values less than those illustrated if we deducted the maximum charges.

      The charges assumed by both the current and guaranteed maximum charge tables also include 0.72% for expenses of the Mutual Funds, which is the unweighted average of the advisory fees payable with respect to each Mutual Fund, after all reimbursements, as reflected on pages 11 and 12, plus the weighted average of all other operating expenses of each such Fund after all reimbursements, as reflected on page 12. The total assumed tax charges for all of the tables are 2.5% of premiums.

      The second column of each table shows the effect of an amount equal to the premiums invested to earn interest, after taxes, of 5% compounded annually.

      INDIVIDUAL ILLUSTRATIONS. On request, we will furnish you with a comparable illustration based on your Policy's characteristics. If you request illustrations more than once in any Policy year, we may charge $25 for the illustration.

                                         Platinum Investor I

       Planned Premium 1,368.00                                      Initial Specified Amount $100,000
                                                                     Death Benefit Option 1
Male Age 45
Preferred risk Non-Tobacco User
Assuming Current Charges

                            Death Benefit               Accumulation Value          Cash Surrender Value
                              Assuming                      Assuming                     Assuming
                          Hypothetical Gross            Hypothetical Gross          Hypothetical Gross
                          Annual Investment              Annual Investment            Annual Investment
 End Of                       Return of                     Return of                    Return of
 Policy  Accumulated
 Year    Premiums(1)    0.0%     6.0%    12.0%       0.0%     6.0%    12.0%       0.0%     6.0%    12.0%
     1     1,436      100,000  100,000  100,000        892      957    1,022          0        0        0
     2     2,945      100,000  100,000  100,000      1,751    1,937    2,130        383      568      762
     3     4,528      100,000  100,000  100,000      2,588    2,952    3,346      1,220    1,584    1,978
     4     6,191      100,000  100,000  100,000      3,382    3,981    4,658      2,185    2,784    3,461
     5     7,937      100,000  100,000  100,000      4,156    5,049    6,100      3,130    4,023    5,074
     6     9,770      100,000  100,000  100,000      4,911    6,158    7,688      4,056    5,303    6,833
     7    11,695      100,000  100,000  100,000      5,657    7,322    9,449      4,973    6,638    8,765
     8    13,716      100,000  100,000  100,000      6,374    8,520   11,381      5,861    8,007   10,868
     9    15,839      100,000  100,000  100,000      7,072    9,767   13,512      6,730    9,425   13,170
    10    18,067      100,000  100,000  100,000      7,752   11,066   15,866      7,581   10,895   15,695

    15    30,995      100,000  100,000  100,000     10,927   18,469   32,009     10,927   18,469   32,009

    20    47,497      100,000  100,000  100,000     13,318   27,288   58,686     13,318   27,288   58,686

(1)   Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. THE MONTHLY GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $56.
THE HYPOTHETICAL  INVESTMENT  RESULTS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE
DEEMED  A  REPRESENTATION  OF  PAST  OR  FUTURE  INVESTMENT  RESULTS.   ACTUAL
INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                         Platinum Investor I

       Planned Premium 1,368.00                                      Initial Specified Amount $100,000
                                                                     Death Benefit Option 1
Male Age 45
Preferred risk Non-Tobacco User
Assuming Current Charges

                            Death Benefit               Accumulation Value          Cash Surrender Value
                              Assuming                      Assuming                     Assuming
                          Hypothetical Gross            Hypothetical Gross          Hypothetical Gross
                          Annual Investment              Annual Investment            Annual Investment
 End Of                       Return of                     Return of                    Return of
 Policy  Accumulated
 Year    Premiums(1)    0.0%     6.0%    12.0%       0.0%     6.0%    12.0%       0.0%     6.0%    12.0%
     1     1,436      100,000  100,000  100,000        656      713      770          0        0        0
     2     2,945      100,000  100,000  100,000      1,270    1,424    1,585          0       56      217
     3     4,528      100,000  100,000  100,000      1,842    2,133    2,451        474      765    1,083
     4     6,191      100,000  100,000  100,000      2,361    2,829    3,363      1,164    1,632    2,166
     5     7,937      100,000  100,000  100,000      2,829    3,513    4,326      1,803    2,487    3,300
     6     9,770      100,000  100,000  100,000      3,246    4,183    5,346      2,391    3,328    4,491
     7    11,695      100,000  100,000  100,000      3,602    4,829    6,420      2,918    4,145    5,736
     8    13,716      100,000  100,000  100,000      3,886    5,438    7,542      3,373    4,925    7,029
     9    15,839      100,000  100,000  100,000      4,100    6,010    8,720      3,758    5,668    8,378
    10    18,067      100,000  100,000  100,000      4,232    6,531    9,951      4,061    6,360    9,780

    15    30,995      100,000  100,000  100,000      3,447    8,048   16,949      3,447    8,048   16,949

    20    47,496      100,000  100,000  100,000          0    6,386   25,523          0    6,386   25,523

(1)   Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. THE MONTHLY GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $56.
THE HYPOTHETICAL  INVESTMENT  RESULTS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE
DEEMED  A  REPRESENTATION  OF  PAST  OR  FUTURE  INVESTMENT  RESULTS.   ACTUAL
INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                        Platinum Investor II

       Planned Premium 10,560                                        Initial Specified Amount $500,000
                                                                     Death Benefit Option 1
Male Age 45
Preferred risk Non-Tobacco User
Assuming Current Charges

                            Death Benefit               Accumulation Value          Cash Surrender Value
                              Assuming                      Assuming                     Assuming
                          Hypothetical Gross            Hypothetical Gross          Hypothetical Gross
                          Annual Investment              Annual Investment            Annual Investment
 End Of                       Return of                     Return of                    Return of
 Policy  Accumulated
 Year    Premiums(1)    0.0%     6.0%    12.0%       0.0%     6.0%    12.0%       0.0%     6.0%    12.0%
     1    11,088      500,000  500,000  500,000      6,724    7,220    7,717      6,724    7,220    7,717
     2    22,730      500,000  500,000  500,000     13,312   14,728   16,207     13,312   14,728   16,207
     3    34,955      500,000  500,000  500,000     21,347   24,170   27,234     21,347   24,170   27,234
     4    47,791      500,000  500,000  500,000     29,235   34,014   39,396     29,235   34,014   39,396
     5    61,269      500,000  500,000  500,000     37,091   44,391   52,933     37,091   44,391   52,933
     6    75,420      500,000  500,000  500,000     44,859   55,272   67,936     44,859   55,272   67,936
     7    90,279      500,000  500,000  500,000     52,751   66,895   84,775     52,751   66,895   84,775
     8   105,881      500,000  500,000  500,000     60,499   79,023  103,378     60,499   79,023  103,378
     9   122,263      500,000  500,000  500,000     68,208   91,786  124,035     68,208   91,786  124,035
    10   139,464      500,000  500,000  500,000     76,029  105,356  147,100     76,029  105,356  147,100

    15   239,263      500,000  500,000  500,000    111,965  181,862  303,941    111,965  181,862  303,941

    20   366,635      500,000  500,000  685,968    140,295  274,057  562,269    140,295  274,057  562,269

(1)   Assumes net interest of 5% compounded annually.


THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED  A  REPRESENTATION  OF  PAST  OR  FUTURE  INVESTMENT  RESULTS.   ACTUAL
INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                        Platinum Investor II

       Planned Premium 10,560                                        Initial Specified Amount $500,000
                                                                     Death Benefit Option 1
Male Age 45
Preferred risk Non-Tobacco User
Assuming Current Charges

                            Death Benefit               Accumulation Value          Cash Surrender Value
                              Assuming                      Assuming                     Assuming
                          Hypothetical Gross            Hypothetical Gross          Hypothetical Gross
                          Annual Investment              Annual Investment            Annual Investment
 End Of                       Return of                     Return of                    Return of
 Policy  Accumulated
 Year    Premiums(1)    0.0%     6.0%    12.0%       0.0%     6.0%    12.0%       0.0%     6.0%    12.0%
     1    11,088      500,000  500,000  500,000      5,682    6,137    6,595      5,682    6,137    6,595
     2    22,730      500,000  500,000  500,000     11,124   12,391   13,716     11,124   12,391   13,716
     3    34,955      500,000  500,000  500,000     17,912   20,401   23,108     17,912   20,401   23,108
     4    47,791      500,000  500,000  500,000     24,401   28,571   33,283     24,401   28,571   33,283
     5    61,268      500,000  500,000  500,000     30,599   36,918   44,339     30,599   36,918   44,339
     6    75,420      500,000  500,000  500,000     36,516   45,458   56,382     36,516   45,458   56,382
     7    90,279      500,000  500,000  500,000     42,105   54,154   69,479     42,105   54,154   69,479
     8   105,881      500,000  500,000  500,000     47,323   62,972   83,710     47,323   62,972   83,710
     9   122,263      500,000  500,000  500,000     52,179   71,931   99,224     52,179   71,931   99,224
    10   139,464      500,000  500,000  500,000     56,631   81,000  116,140     56,631   81,000  116,140
    15   239,263      500,000  500,000  500,000     72,027  127,691  228,350     72,027  127,691  228,350

    20   366,635      500,000  500,000  506,249     72,561  175,541  414,958     72,561  175,541  414,958

(1)      Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED  A  REPRESENTATION  OF  PAST  OR  FUTURE  INVESTMENT  RESULTS.   ACTUAL
INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                            ADDITIONAL INFORMATION

A general overview of the Policies appears at pages 1 through 23. The additional information that follows gives more details, but generally does NOT repeat what is set forth above.

                          Contents of Additional Information                         Page to see in this
                                                                                        Prospectus
AGL...................................................................................    28
Separate Account VL-R.................................................................    29
Tax Effects...........................................................................    29
Voting Privileges.....................................................................    34
Your Beneficiary......................................................................    35
Assigning Your Policy.................................................................    35
More About Policy Charges.............................................................    35
Effective Date of Policy and Related Transactions.....................................    37
More About Our Declared Fixed Interest Account Option.................................    39
Distribution of the Policies..........................................................    40
Payment of Policy Proceeds............................................................    41
Adjustments to Death Benefit..........................................................    42
Additional Rights That We Have........................................................    42
Performance Information...............................................................    43
Our Reports to Policy Owners..........................................................    44
AGL's Management......................................................................    44
Legal Matters.........................................................................    46
Independent Auditors..................................................................    46
Actuarial Experts.....................................................................    46
Services Agreement....................................................................    47
Certain Potential Conflicts...........................................................    47

      SPECIAL WORDS AND PHRASES. If you want more information about any words or phrases that you read in this prospectus, you may wish to refer to the Index of Words and Phrases that appears at the end of this prospectus (page
91). That index will tell you on what page you can read more about many of the words and phrases that we use.

AGL

      We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware in 1917. AGL is a indirect, wholly-owned subsidiary of American General Corporation (formerly American General Insurance Company), a diversified financial services holding company engaged primarily in the insurance business. The commitments under the Contracts are AGL's, and American General Corporation has no legal obligation to back those commitments.

SEPARATE ACCOUNT VL-R

      We hold the Mutual Fund shares in which any of your accumulation value is invested in our Separate Account VL-R. Separate Account VL-R is a "separate account," as defined by the SEC and is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the separate account on May 6, 1997 under Texas law.

      For recordkeeping and financial reporting purposes, Separate Account VL-R is divided into 17 separate "divisions" each corresponding to one of the 17 available investment options (other than our declared fixed interest account option). We hold the Mutual Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option.

      The assets in the separate account are our property. Nevertheless, the assets in the separate account would be available only to satisfy the claims of owners of the Policies, to the extent they have allocated their accumulation value to the separate account. Our other creditors could reach only those separate account assets (if any) that are in excess of the amount of our reserves and liabilities under the Policies with respect to the separate account.

      AGL also issues variable annuity contracts through its Separate Accounts A and D, which also are registered investment companies.

TAX EFFECTS

      This discussion is based on current federal income tax law and interpretations. It assumes that the Policy owner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax adviser.

      GENERAL. A Platinum Investor Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986 ("the Code") and (b) for as long as the investments made by the underlying Mutual Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policies will meet these requirements and that:

      o the death benefit received by the beneficiary under your Policy will not be subject to federal income tax; and

      o increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract" (which is discussed below). In all cases, however, the character of all income that is described below as taxable to the payee will be ordinary income (as opposed to capital gain).

      TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your Policy will be a "modified endowment contract" if, at any time during the first seven Policy years, you have paid a cumulative amount of premiums that exceeds the premiums that would have been paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits after the payment of seven level annual premiums. This is called the "seven-pay" test.

      Whenever there is a "material change" under a Policy, the Policy will generally be (a) treated as a new contract for purposes of determining whether the Policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change for these purposes could occur as a result of a change in death benefit option, the selection of additional rider benefits, an increase in your Policy's specified amount of coverage, and certain other changes.

      If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in specified amount you request or, in some cases, a partial surrender or termination of additional benefits under a rider.) If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract. A life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

      OTHER EFFECTS OF POLICY CHANGES. Changes made to your Policy (for example, a decrease in benefits or a lapse or reinstatement of your Policy) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

      TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your Policy remains in force during the insured person's lifetime, as a non-modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan generally will not be tax deductible.

      After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

      On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy terminates after a grace period while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

      TAXATION  OF  PRE-DEATH  DISTRIBUTIONS  IF  YOUR  POLICY  IS A  MODIFIED
ENDOWMENT CONTRACT. If your Policy is a modified endowment contract, any distribution from your Policy during the insured person's lifetime will be taxed on an "income-first" basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or partial surrender. Any such distributions will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy. For modified endowment contracts, your basis is similar to the basis described above for other Policies, except that it also would be increased by the amount of any prior loan under your Policy that was considered taxable income to you. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by the same insurer (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are aggregated. The U.S. Treasury Department has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowment contracts.

      A 10% penalty tax also will apply to the taxable portion of most distributions from a Policy that is a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or
(iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. If your Policy terminates after a grace period while there is a Policy loan, the cancellation of such loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date and upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the Policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

      Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Treasury Department has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment contract.

      POLICY LAPSES AND REINSTATEMENTS. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

      TERMINAL ILLNESS RIDER. Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our terminal illness rider meet the law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply, however, to amounts paid to someone other than the insured person, if the payee has an insurable interest in the insured person's life because the insured is a director, officer or employee of the payee or by reason of the insured person being financially interested in any trade or business carried on by the payee.

      DIVERSIFICATION. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure by us to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Our separate account, through the Mutual Funds, intends to comply with these requirements.

      In connection with the issuance of then temporary diversification regulations, the Treasury Department stated that it anticipated the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular Mutual Funds within a separate account may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. If you were considered the owner of the assets of the separate account, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of our separate account.

      ESTATE AND  GENERATION  SKIPPING  TAXES.  If the  insured  person is the
Policy's owner, the death benefit under a Platinum Investor Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates less than $625,000 (or larger amounts specified in the Code to commence in certain future years) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

      As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to " transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

      The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

      PENSION AND PROFIT-SHARING PLANS. If Platinum Investor Policies are purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such Policies will be somewhat different from that described above.

      If purchased as part of a pension or profit-sharing plan, the reasonable net premium cost for such amount of insurance is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy's accumulation value will not be subject to federal income tax. However, the Policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the Policy or was an owner-employee under the plan.

      There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

      OTHER EMPLOYEE BENEFIT PROGRAMS. Complex rules may also apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These Policy owners must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

      ERISA.   Employers  and  employer-created   trusts  may  be  subject  to
reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal adviser.

      OUR TAXES. The operations of our Separate Account VL-R are reported in our federal income tax return, but we currently pay no income tax on the separate account's investment income and capital gains, because these items are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, no charge is currently being made to any separate account division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to the separate account for income taxes incurred by us that are allocable to the Policies.

      We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to our separate account or allocable to the Policies.

      Certain Mutual Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

      WHEN WE WITHHOLD INCOME TAXES. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

      TAX CHANGES. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

VOTING PRIVILEGES

      You will be entitled to instruct us how to vote Mutual Fund shares held in the divisions of Separate Account VL-R and attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes you are entitled to direct with respect to a particular Mutual Fund is equal to (a) your accumulation value invested in that Fund divided by
(b) the net asset value of one share of that Fund. Fractional votes will be recognized. Separate Account VL-R will vote all shares of each Fund that it holds of record in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the separate account.

      If you are entitled to give us voting instructions, we will send you proxy material and a form for providing such instructions. In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and detail the reasons in our next report to Policy owners.

      AGL reserves the right to modify these procedures in any manner consistent with applicable legal requirements and interpretations as in effect from time to time.

YOUR BENEFICIARY

      You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the insured person's lifetime. We also require the consent of any irrevocably named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

ASSIGNING YOUR POLICY

      You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason, if we agree. Two copies of the assignment must be forwarded to us. We are not responsible for any payment we make or any action taken before we receive due and complete notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial surrender, loan or payment from a Policy under a terminal illness rider. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser prior to making an assignment.

MORE ABOUT POLICY CHARGES

      PURPOSE OF OUR CHARGES.  The charges  under the Policies are designed to
cover,   in  the  aggregate,   our  direct  and  indirect  costs  of  selling,
administering and providing benefits under the Policies. They are also designed, in the aggregate, to compensate us for the risks we assume and services that we provide under the Policies. These include mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay); investment risks (such as the risk that adverse investment performance will make it more costly for us to provide the 5-year no-lapse guarantee under the Platinum Investor I

Policies or reduce the amount of our daily charge fee revenues below what we anticipate); sales risks (such as the risk that the number of Policies we sell and the premiums we receive, net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale); regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and expense risks (such as the risk that the costs of administrative services that the Policies require us to provide will exceed what we currently project).

      If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss.

      The current charges that we deduct from premiums have been designed to compensate us for taxes we have to pay to the state where you live when we receive a premium from you, as well as similar federal taxes we incur as a result of premium payments. The current flat monthly charge that we deduct has been designed primarily to compensate us for the continuing administrative functions we perform in connection with the Policies. The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policies as insured persons die.

      Any excess from the charges discussed in the preceding paragraph, as well as revenues from the daily charge, are primarily intended (a) to defray other expenses in connection with the Policies (such as the costs of processing applications for Policies and other unreimbursed administrative expenses, costs of paying sales commissions and other marketing expenses for the Policies, and costs of paying death claims if the mortality experience of insured persons is worse than we expect), (b) to compensate us for the risks we assume under the Policies, or (c) otherwise to be retained by us as profit. The surrender charge under the Platinum Investor I Policies and the additional monthly charge during the first two years under a Platinum Investor II Policy have also been designed primarily for these purposes.

      Although the preceding paragraphs describe the primary purposes for which charges under the Policies have been designed, these distinctions are imprecise and subject to considerable change over the life of a Policy. We have full discretion to retain or use the revenues from any charge or charge increase for any purpose, whether or not related to the Policies.

      CHANGE OF TOBACCO USE. If the person insured under your Policy is a tobacco user, you may apply to us for an improved risk class if the insured person meets our then applicable requirements for demonstrating that he or she has ceased tobacco use for a sufficient period.

      GENDER NEUTRAL POLICIES. Our cost of insurance charge rates in Montana will not be greater than the comparable male rates illustrated in this prospectus.

      Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, rating class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies (including Platinum Investor Policies) in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

      COST OF INSURANCE RATES. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value first to the oldest increments of specified amount in order to compute our net amount at risk at each cost of insurance rate. See "Monthly Insurance Charge" beginning on page 8.

      DECREASES IN THE SPECIFIED AMOUNT OF A PLATINUM INVESTOR I POLICY. An amount of any remaining surrender charge will be deducted upon a decrease in specified amount under a Platinum Investor I Policy. If there have been no previous specified amount increases, the amount we deduct will bear the same proportion to the total surrender charge then applicable as the amount of the specified amount decrease bears to the Policy's total specified amount. The remaining amount of surrender charge that we could impose at a future time, however, will also be reduced proportionally. If there have been increases in specified amount, we decrease first those portions of specified amount that were most recently established. We also deduct any remaining amount of the surrender charge that was established with that portion of specified amount (which we pro-rate if less than that entire portion of specified amount is being cancelled).

      MISCELLANEOUS. Each of the distributors of the Mutual Funds listed on page 1 of this Prospectus reimburses us, on a quarterly basis, for certain administrative, Policy, and Policy owner support expenses, up to an annual rate of 0.25% of the average daily net asset value of shares of the Mutual Funds purchased by the divisions at the instruction of owners. These reimbursements are paid by the distributors, and will not be paid by the Mutual Funds, the divisions or the owners. No payments have yet been made under these arrangements, because no Policies have yet been issued.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

      VALUATION DATES, TIMES, AND PERIODS. We generally compute values under Policies on each day that we are open for business except, with respect to any investment option, days on which the related Mutual Fund does not value its shares. We call each such day a "valuation date."

      We compute policy values as of 3:00 p.m., Central time, on each valuation date. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period."

      DATE OF RECEIPT. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order at our Home Office (shown on the first page of this prospectus). If we receive it after the close of business on any valuation date, however, we consider that we have received it on the day following that valuation date.

      COMMENCEMENT OF INSURANCE COVERAGE. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and, if so, what the insured person's insurance rate class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the minimum first premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $300,000 if the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement." You can obtain a copy from our Home Office by writing to the address shown on the first page of this prospectus or from your AGL representative.

      DATE OF ISSUE; POLICY MONTHS AND YEARS. After we approve an application for a Policy and assign an appropriate insurance rate class, we prepare the Policy. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "date of issue." Policy months and years are measured from the date of issue. In order to preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

      MONTHLY DEDUCTION DAYS. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

      COMMENCEMENT OF INVESTMENT PERFORMANCE. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, (b) the date all requirements needed to place the Policy in force have been satisfied, including underwriting approval and receipt in the Home Office of the necessary premium, or (c) in the case of a back-dated policy, the date we approve the Policy for insurance.

      EFFECTIVE DATE OF OTHER PREMIUM PAYMENTS AND REQUESTS THAT YOU MAKE. Premium payments (after the first) and transactions implemented in response to requests and elections made by you are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

      o Increases or decreases you request in the specified amount of insurance, and reinstatements of Policies that have lapsed take effect on the Policy's monthly deduction day on or next following our approval of the transaction;

      o We may return premium payments if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law;

      o If you exercise the right to return your Policy described on the first page of this prospectus, your coverage will end when you mail us your Policy or deliver it to your AGL representative; and

      o If you pay a premium in connection with a request which requires our approval, your payment will be applied when received rather than following the effective date of the change requested so long as your coverage is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your request, no premium will be refunded to you except to the extent necessary to cure any violation of the maximum premium limitations under the Code. This procedure will not apply to premiums remitted in connection with reinstatement requests.

MORE ABOUT OUR DECLARED FIXED INTEREST ACCOUNT OPTION

      OUR GENERAL ACCOUNT. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared fixed interest account option. Because of applicable exemptive provisions, no interest in this option has been registered under the Securities Act of 1933; nor is our general account or our declared fixed interest account an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our declared fixed interest account option. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

      HOW WE DECLARE INTEREST. We can at any time change the rate of interest we are paying on any accumulation value allocated to our declared fixed interest account option, but it will always be at an effective annual rate of at least 4%.

      Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our declared fixed interest account option. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our declared fixed interest account option will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

DISTRIBUTION OF THE POLICIES

      American General Securities Incorporated ("AGSI") is the principal underwriter of the Policies. AGSI is a wholly-owned subsidiary of AGL, and its principal office is 2727 Allen Parkway, Houston, Texas 77019. AGSI was organized on March 8, 1983 under Texas law. AGSI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). AGSI is also the principal underwriter for AGL's Separate Accounts A and D, and Separate Account E of American General Life Insurance Company of New York, which is a wholly-owned subsidiary of AGL. These separate accounts are registered investment companies.

      We and AGSI have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.

      We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. AGSI also has its own registered representatives who will sell the Policies, and we will pay compensation to AGSI for these sales. The compensation payable to broker-dealers or banks for sales of the Policies may vary with the sales agreement, but is generally not expected to exceed, for the Platinum Investor I Policies, 90% of the premiums paid in the first Policy year up to a "target" amount, 4% of the premiums not in excess of the target amount paid in each of Policy years 2 through 10, 2.5% of all premiums in excess of the target amount received in any of Policy years 1 through 10, and .25% annually of the Policy's accumulation value (reduced by any outstanding loans) in the investment options thereafter. (The target amount is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable.) The compensation payable to the broker-dealers or banks for the Platinum Investor II Policies is generally not expected to exceed 20% of premiums paid in the first Policy year up to the target amount, 12% of the premiums not in excess of the target amount paid in each of Policy years 2 through 7, 2.5% on all premiums in excess of the target amount received in any of Policy years 1 through 7, and .25% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options thereafter.

      The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above.

      We pay a comparable amount of compensation to the broker-dealers or banks with respect to any increase in the specified amount of coverage that you request. In addition, we may pay expense allowances, bonuses, wholesaler fees and training allowances.

      We pay the compensation directly to AGSI or any other selling broker-dealer firm or bank. We pay the compensation from our own resources and they do not result in any additional charge to you that is not described on page 8. Each broker-dealer firm or bank, in turn compensates its registered representative or employee who acts as agent in selling you a Policy.

PAYMENT OF POLICY PROCEEDS

      GENERAL. We will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

      DELAY OF DECLARED FIXED INTEREST ACCOUNT OPTION PROCEEDS. We have the right, however, to defer payment or transfers of amounts out of our declared fixed interest account option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

      DELAY FOR CHECK CLEARANCE. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

      DELAY OF SEPARATE ACCOUNT PROCEEDS. We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from that portion of your accumulation value that is allocated to Separate Account VL-R, if (a) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the accumulation value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

      DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance Policy based on any material misstatements in your application and any application for a change in coverage. However,

      o We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in some other way.)

      o We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

      o We cannot challenge an additional benefit rider that provides benefits in the event that the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date as of which the additional benefit rider becomes effective.

ADJUSTMENTS TO DEATH BENEFIT

      SUICIDE. If the insured person commits suicide within two years after the date on which the Policy was issued, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus any outstanding Policy loan and any partial surrenders. If the insured person commits suicide within two years after the effective date of an increase in specified amount that you requested, we will pay the death benefit based on the specified amount which was in effect before the increase, plus the monthly insurance deductions for the increase. Some states require that we compute differently these periods for non-contestability following a suicide.

      WRONG AGE OR SEX. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

      DEATH DURING GRACE PERIOD. If the insured person dies during the Policy's grace period, we will deduct any overdue monthly charges from the insurance proceeds.

ADDITIONAL RIGHTS THAT WE HAVE

      We have the right at any time to:

      o transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

      o transfer the entire balance on a pro-rata basis to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

      o terminate the automatic rebalancing feature if your accumulation value falls below $5,000;

      o     change the underlying Mutual Fund that any investment option uses;

      o add or delete investment options, combine two or more investment options, or withdraw assets relating to Platinum Investor from one investment option and put them into another;

      o operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;

      o operate the separate account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Our separate account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish;

      o do any of the following, if in our judgment necessary or appropriate to ensure that the Policies continue to qualify for tax treatment as life insurance: decline to change death benefit options or the specified amount of insurance, refuse a partial surrender request, require you to pay additional premiums, make distributions from your Policy (which could require payment of taxes and penalties), or make any other changes in your Policy; or

      o make other changes in the Policies that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

PERFORMANCE INFORMATION

      From time to time, we may quote performance information for the divisions of the Separate Account VL-R in advertisements, sales literature, or reports to owners or prospective investors.

      We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Mutual Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge or surrender charge, and we generally expect to exclude cost of insurance charges because of the individual nature of these charges.

      We may compare a division's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, FORTUNE, FINANCIAL PLANNING, and THE WALL STREET JOURNAL. We also may advertise ratings of AGL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

      Performance information for any division reflects the performance of a hypothetical Policy and are not illustrative of how actual investment performance would affect the benefits under your Policy. Therefore, you should not consider such performance information to be an estimate or guarantee of future performance.

      If there are any material changes in the underlying investments of an investment option that you are using, you will be notified as required by law. We intend to comply with applicable law in making any changes and, if necessary, we will seek Policy owner approval.

OUR REPORTS TO POLICY OWNERS

      Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and policy loans. Notices will be sent to you to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should therefore give us prompt written notice of any address change.

AGL'S MANAGEMENT

      The directors, executive officers, and (to the extent responsible for variable life operations) the other principal officers of AGL are listed below.

 Name                              Business Experience Within Past Five Years
 ----                              ------------------------------------------
James S. D'Agostino, Jr.           Director  and Vice  Chairman of  American  General  Life  Insurance
                                   Company  since May 1997.  Director and President  American  General
                                   Corporation   since  1996  and  Senior  Vice  President   (February
                                   1993-August  1993).  Officer  positions with other American General
                                   Companies since July 1986.

Jon P. Newton                      Director  and Vice  Chairman of  American  General  Life  Insurance
                                   Company  since   February  1996.   Director  of  American   General
                                   Corporation  since October 1995 and Vice Chairman since April 1997;
                                   Vice  Chairman  and  General  Counsel  (October  1995-April  1997).


                                      44


                                   Director of other American  General  affiliates since October 1994.
                                   Prior thereto, Partner with Clark, Thomas, Winter & Newton, Austin,
                                   Texas (February  1979-February  1993).  Directorships  with Houston
                                   Museum of Natural Science Board of Trustees since 1997;  University of Texas Law School  Foundation  Board of Trustees,  Austin,  Texas
                                   since 1997;  University  of  Texas-Houston  Health  Science  Center
                                   Development  Board,  Houston,  Texas  since  1996;  Texas  Commerce
                                   Bancshares,   Houston,  Texas  (1985-1993);  Texas  Commerce  Bank,
                                   Austin,  Texas (1979-1993);  Lomas Financial  Corporation,  Dallas,
                                   Texas   (1983-1993);   Vista  Properties,   Inc.,   Dallas,   Texas
                                   (1992-1993).

Rodney O. Martin, Jr.              Director,  President  and CEO of American  General  Life  Insurance
                                   Company  since  August  1996.  President  of American  General Life
                                   Insurance  Company of New York (November  1995-August  1996).  Vice
                                   President Agencies,  with Connecticut Mutual Life Insurance Company
                                   (1990-1995).

David A. Fravel                    Director  and  Senior  Vice  President  of  American  General  Life
                                   Insurance  Company  since  November  1996.  Senior  Vice  President
                                   Massachusetts Mutual, Springfield, Missouri (March 1996-June 1996);
                                   Vice President,  New Business,  Connecticut Mutual Life,  Hartford,
                                   Connecticut (December 1978-March 1996).

Robert F. Herbert, Jr.             Director  and Senior Vice  President,  Chief  Financial  Officer of
                                   American  General  Life  Insurance  Company  since  May  1996,  and
                                   Controller, Actuary from June 1988 to May 1996.

Royce G. Imhoff, II                Director,  Senior Vice  President and Chief  Marketing  Officer for
                                   American  General Life Insurance  Company since November 1997, Vice
                                   President   (August   1996-August   1997),  and  Regional  Director
                                   (1992-1996).

John V. LaGrasse                   Director,  Senior Vice  President and Chief  Systems  Officer since
                                   August 1996. Prior thereto,  Director Citicorp Insurance  Services,
                                   Inc., Dover, Delaware (1986-1996).


                                      45


Peter V. Tuters                    Director,  Vice President and Chief Investment  Officer of American
                                   General Life Insurance  Company since  November  1993.  Senior Vice
                                   President  and  Chief   Investment   Officer  of  American  General
                                   Corporation since November 1993

Philip K. Polkinghorn              Director of American General Life Insurance  Company since February
                                   1997.  Senior Vice President and Chief Marketing  Officer (December
                                   1996-September  1997).  Prior  thereto,  Chief  Financial  Officer,
                                   Connecticut  Mutual Life Insurance Company (March 1995-March 1996);
                                   Senior  Vice  President,   First  Colony  Life  Insurance  Company,
                                   Lynchburg, Virginia (March 1996-December 1996), and Chief Marketing
                                   Officer,  Allmerica  Financial,  Worchester,  MA (March  1993-April
                                   1994) Senior Vice  President and Chief Actuary of American  General
                                   Life Insurance Company since

Wayne A. Barnard                   November  1997 and Vice  President  and Chief  Actuary since August
                                   1983.

The principal business address of each person listed above is our Home Office; except that the street number for Messrs. D'Agostino, Newton, and Tuters is 2929 Allen Parkway.

LEGAL MATTERS

      We are not involved in any legal proceedings that would be considered material with respect to a Policy owner's interest in Separate Account VL-R. Steven A. Glover, Esquire, Senior Counsel of the American General Independent Producer Division, has opined as to the validity of the Policies. Freedman, Levy, Kroll & Simonds, Washington, D.C., has advised AGL about certain federal securities and tax law matters in connection with the Policies.

INDEPENDENT AUDITORS

      The financial statements of AGL included in this prospectus have been audited by Ernst & Young LLP, as stated in their reports. The financial statements of AGL have been included in reliance on the reports of Ernst & Young LLP, independent accountants, given upon the authority of such firm as experts in accounting and auditing.

ACTUARIAL EXPERTS

      Actuarial matters in this prospectus have been examined by Wayne A. Barnard, who is Senior Vice President and Chief Actuary of AGL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

SERVICES AGREEMENT

      American General Independent Producer Division ("AGIPD") is party to an existing general services agreement with AGL. AGIPD, an affiliate of AGL, is a corporation incorporated in Delaware on November 24, 1997. Pursuant to this agreement, AGIPD provides services to AGL, including most of the administrative, data processing, systems, customer services, product development, actuarial, auditing, accounting and legal services for AGL and the Platinum Investor Policies.

CERTAIN POTENTIAL CONFLICTS

      The Mutual Funds sell shares to separate accounts of insurance companies, both affiliated and not affiliated with AGL. We currently do not foresee any disadvantages to you arising out of this. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various owners to conflict. For example, violation of the federal tax laws by one separate account investing in the Funds could cause the contracts funded through another separate account to lose their tax-deferred status, unless remedial action were taken. However, each Mutual Fund has advised us that its board of trustees (or directors) intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that a Fund's response to any such event insufficiently protects our Policy owners, we will see to it that appropriate action is taken to do so. If it becomes necessary for any separate account to replace shares of any Mutual Fund in which it invests, that Fund may have to liquidate securities in its portfolio on a disadvantageous basis.

                             FINANCIAL STATEMENTS

      The financial statements of AGL contained in this prospectus should be considered to bear only upon the ability of AGL to meet its obligations under Platinum Investor Policies. They should not be considered as bearing upon the investment experience of the separate account. No financial statements of Separate Account VL-R are included because, at the date of this prospectus, the separate account had not yet commenced operations and had no assets or liabilities.

 Consolidated Financial Statements Of                                  Page to see in
 American General Life Insurance Company                               this Prospectus
 ---------------------------------------                               ---------------
Report of Ernst & Young LLP, Independent Auditors                           49

Consolidated Balance Sheets as of December 31, 1997 and 1996                50

Consolidated Income Statements for the years ended December 31,
 1997, 1996 and 1995                                                        52

Consolidated Statements of Shareholders' Equity for the years
  ended December 31, 1997, 1996 and 1995                                    53

Consolidated Statements of Cash Flows for the years, ended December
  31, 1997, 1996 and 1995                                                   54

Notes to Consolidated Financial Statements                                  55

                       CONSOLIDATED FINANCIAL STATEMENTS

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                    YEARS ENDED DECEMBER 31, 1997 AND 1996

                    AMERICAN GENERAL LIFE INSURANCE COMPANY


                       CONSOLIDATED FINANCIAL STATEMENTS


                    YEARS ENDED DECEMBER 31, 1997 AND 1996


                                   CONTENTS


Report of Independent Auditors.........................................

Audited Consolidated Financial Statements

Consolidated Balance Sheets............................................
Consolidated Income Statements.........................................
Consolidated Statements of Shareholders' Equity........................
Consolidated Statements of Cash Flows..................................
Notes to Consolidated Financial Statements.............................

ERNST & YOUNG LLP      One Houston Center            Phone: 713 750 1500
                       Suite 2400                    Fax:   713 750 1501
                       1221 McKinney Street
                       Houston, Texas 77010-2007

                        Report of Independent Auditors

Board of Directors and Stockholders
American General Life Insurance Company

We have audited the accompanying consolidated balance sheets of American General Life Insurance Company (an indirectly wholly owned subsidiary of American General Corporation) and subsidiaries as of December 31, 1997 and , and the related consolidated statements of income, shareholders' equity, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American General Life Insurance Company and subsidiaries at December 31, 1997 and , and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.


/s/ERNST & YOUNG LLP

February 23, 1998


      Ernst & Young LLP is a member of Ernst & Young International, Ltd.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY


                          Consolidated Balance Sheets

                                                                                  December 31
                                                                             1997              1996
                                                                       ---------------------------------
                                                                                 (IN THOUSANDS)
ASSETS
Investments:
   Fixed maturity securities, at fair value (amortized cost -
     $26,131,207 in 1997 and $24,762,134 in 1996)                      $ 27,386,715       $ 25,395,381
   Equity securities, at fair value (cost - $19,208 in 1997
        and $17,642 in 1996)                                                 21,114             20,555
   Mortgage loans on real estate                                          1,659,921          1,707,843
   Policy loans                                                           1,093,694          1,006,137
   Investment real estate                                                   129,364            145,442
   Other long-term investments                                               55,118             43,344
   Short-term investments                                                   100,061             94,882
                                                                       ---------------------------------
Total investments                                                        30,445,987         28,413,584

Cash                                                                         99,284             33,550
Investment in Parent Company (cost - $8,597 in 1997
  and 1996)                                                                  37,823             28,597
Indebtedness from affiliates                                                 96,519             86,488
Accrued investment income                                                   433,111            392,058
Accounts receivable                                                         208,209            170,457
Deferred policy acquisition costs                                           835,031          1,042,783
Property and equipment                                                       33,827             35,414
Other assets                                                                132,659            134,289
Assets held in separate accounts                                         11,242,270          7,727,189
                                                                       ---------------------------------
Total assets                                                           $ 43,564,720       $ 38,064,409
                                                                       =================================

SEE ACCOMPANYING NOTES.

                                                                                  December 31
                                                                             1997              1996
                                                                       ---------------------------------
                                                                                 (IN THOUSANDS)

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
   Future policy benefits                                              $ 27,849,893       $ 26,558,538
   Other policy claims and benefits payable                                  42,677             41,679
   Other policyholders' funds                                               398,314            376,675
   Federal income taxes                                                     543,379            402,361
   Indebtedness to affiliates                                                 4,712              3,376
   Other liabilities                                                        421,861            325,630
   Liabilities related to separate accounts                              11,242,270          7,727,189
                                                                       ---------------------------------
Total liabilities                                                        40,503,106         35,435,448

Shareholders' equity:
   Common stock, $10 par value, 600,000 shares authorized,
     issued, and outstanding                                                  6,000              6,000
   Preferred stock, $100 par value, 8,500 shares authorized,
     issued, and outstanding                                                    850                850
   Additional paid-in capital                                             1,184,743            933,342
   Net unrealized investment gains                                          427,526            219,151
   Retained earnings                                                      1,442,495          1,469,618
                                                                       ---------------------------------
Total shareholders' equity                                                3,061,614          2,628,961

                                                                       ---------------------------------
    Total liabilities and shareholders'                                $ 43,564,720       $ 38,064,409
    equity                                                             =================================

SEE ACCOMPANYING NOTES.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                        Consolidated Income Statements


                                                               YEAR ENDED DECEMBER 31
                                                         1997            1996           1995
                                                   ---------------------------------------------
                                                                      (IN THOUSANDS)

Revenues:
Revenues:
   Premiums and other considerations               $   428,721     $   382,923     $   342,420
   Net investment income                             2,198,623       2,095,072       2,011,088
   Net realized investment gains (losses)               29,865          28,502          (1,942)
   Other                                                53,370          41,968          27,172
                                                   ---------------------------------------------
Total revenues                                       2,710,579       2,548,465       2,378,738

Benefits and expenses:
   Benefits                                          1,757,504       1,689,011       1,641,206
   Operating costs and expenses                        379,012         347,369         309,110
   Interest expense                                        782             830           2,180
                                                   ---------------------------------------------
    Total benefits and expenses                      2,137,298       2,037,210       1,952,496
                                                   ---------------------------------------------
Income before income tax expense                       573,281         511,255         426,242

    Income tax expense                                 198,724         176,660         143,947
                                                   ---------------------------------------------
    Net income                                     $   374,557     $   334,595     $   282,295
                                                   =============================================


SEE ACCOMPANYING NOTES.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                Consolidated Statements of Shareholders' Equity


                                                              YEAR ENDED DECEMBER 31
                                                        1997            1996           1995
                                                   --------------------------------------------
                                                                      (IN THOUSANDS)

Common stock:
   Balance at beginning of year                    $     6,000     $     6,000     $     6,000
   Change during year                                        -               -               -
                                                   --------------------------------------------
Balance at end of year                                   6,000           6,000           6,000

Preferred stock:
   Balance at beginning of year                            850             850               -
   Change during year                                        -               -             850
                                                   --------------------------------------------
Balance at end of year                                     850             850             850


Additional paid-in capital:
   Balance at beginning of year                        933,342         858,075         850,358
   Capital contribution from Parent Company            250,000          75,000               -
                                                   --------------------------------------------
   Other changes during year                             1,401             267           7,717
                                                   --------------------------------------------
Balance at end of year                               1,184,743         933,342         858,075


Net unrealized investment gains (losses):
   Balance at beginning of year                        219,151         493,594        (730,900)
   Change during year                                  208,375        (274,443)      1,224,494
                                                   --------------------------------------------
Balance at end of year                                 427,526         219,151         493,594

Retained earnings:
   Balance at beginning of year                      1,469,618       1,324,703       1,249,109
   Net income                                          374,557         334,595         282,295
   Dividends paid                                     (401,680)       (189,680)       (206,701)
                                                   --------------------------------------------
Balance at end of year                               1,442,495       1,469,618       1,324,703
                                                   --------------------------------------------
    Total shareholders' equity                     $ 3,061,614     $ 2,628,961     $ 2,683,222
                                                   =============================================


SEE ACCOMPANYING NOTES.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                     Consolidated Statements of Cash Flows


                                                               YEAR ENDED DECEMBER 31
                                                         1997            1996           1995
                                                    -----------------------------------------------
                                                                     (IN THOUSANDS)

OPERATING ACTIVITIES
Net income                                          $    374,557     $    334,595     $    282,295
Adjustments to reconcile net income to net cash
  (used in) provided by operating activities:
    Change in accounts receivable                        (37,752)           3,846          (18,654)
    Change in future policy benefits and other
      policy claims                                   (1,143,736)        (543,193)         (70,383)
    Amortization of policy acquisition costs             115,467          102,189           68,295
    Policy acquisition costs deferred                   (219,339)        (188,001)        (203,607)
    Change in other policyholders' funds                  21,639           63,174          (69,126)
    Provision for deferred income tax expense             13,264           12,388           (9,773)
    Depreciation                                          16,893           16,993           18,119
    Amortization                                         (28,276)         (30,758)         (35,825)
    Change in indebtedness to/from affiliates             (8,695)           4,432            7,596
    Change in amounts payable to brokers                  31,769          (25,260)          30,964
    Net (gain) loss on sale of investments               (29,865)         (28,502)           1,942
    Other, net                                            30,409           32,111           46,863
                                                    -----------------------------------------------
Net cash (used in) provided by operating activities     (863,665)        (378,286)         181,006


INVESTING ACTIVITIES
Purchases of investments and loans made              (29,638,861)     (27,245,453)     (14,573,323)
Sales or maturities of investments and receipts
  from repayment of loans                             28,300,238       25,889,422       12,528,185
Sales and purchases of property and equipment, net        (9,230)          (8,057)         (12,114)
                                                    -----------------------------------------------
Net cash used in investing activities                 (1,347,853)      (1,364,088)      (2,057,252)


FINANCING ACTIVITIES
Policyholder account deposits                          4,187,191        3,593,380        3,372,522
Policyholder account withdrawals                      (1,759,660)      (1,746,987)      (1,258,560)
Dividends paid                                          (401,680)        (189,680)        (206,701)
Capital contribution from Parent                         250,000           75,000                -
Other                                                      1,401              267               67
                                                    -----------------------------------------------
Net cash provided by financing activities              2,277,252        1,731,980        1,907,328
                                                    -----------------------------------------------
Increase (decrease) in cash                               65,734          (10,394)          31,082
Cash at beginning of year                                 33,550           43,944           12,862
Cash at end of year                                 $     99,284     $     33,550     $     43,944
                                                    ===============================================

Interest paid amounted to approximately $1,004,000, $1,080,000, and $1,933,000 in 1997, 1996, and 1995, respectively.

SEE ACCOMPANYING NOTES.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                               DECEMBER 31, 1997


NATURE OF OPERATIONS

AMERICAN GENERAL LIFE INSURANCE COMPANY (the "Company") is a wholly owned subsidiary of AGC Life Insurance Company, which is a wholly owned subsidiary of American General Corporation (the "Parent Company"). The Company's wholly owned life insurance subsidiaries are American General Life Insurance Company of New York (AGNY) and The Variable Annuity Life Insurance Company (VALIC).

The Company offers a complete portfolio of the standard forms of universal life, interest-sensitive whole life, term life, structured settlements, and fixed and variable annuities throughout the United States. In addition, a variety of equity products is sold through its broker/dealer, American General Securities, Inc. The Company serves the estate planning needs of middle- and upper-income households and the insurance needs of small-to medium-sized businesses. AGNY offers a broad array of traditional and interest-sensitive insurance, in addition to individual annuity products. VALIC provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of health care, educational, public sector, and other not-for-profit organizations throughout the United States.

1.    ACCOUNTING POLICIES

1.1   PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts of the Company and its wholly owned life insurance subsidiaries, AGNY and VALIC. Transactions with the Parent Company and other subsidiaries of the Parent Company are not eliminated from the financial statements of the Company. All other material intercompany transactions have been eliminated in consolidation.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ from those estimates.

1.2   STATUTORY ACCOUNTING

The Company and its wholly owned life insurance  subsidiaries  are required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company and its wholly owned life insurance subsidiaries did not have a material effect on statutory equity at December 31, 1997.

Statutory financial statements differ from GAAP. Significant differences were as follows (in thousands):

                                                         1997            1996           1995
                                                    -----------------------------------------------
Net income:
   Statutory net income (1997 balance is
      unaudited)                                    $    327,813     $    284,070     $    197,769
   Deferred policy acquisition costs                     103,872           85,812          135,312
   Deferred income taxes                                 (13,264)         (12,388)           9,773
   Adjustments to policy reserves                        (30,162)         (19,954)         (77,591)
   Goodwill amortization                                  (2,067)          (2,169)          (2,195)
   Net realized gain on investments                       20,139           14,140           22,874
   Gain on sale of subsidiary                                  -                -              661
   Other, net                                            (31,774)         (14,916)          (4,308)
                                                    -----------------------------------------------
GAAP net income                                     $    374,557     $    334,595     $    282,295
                                                    ===============================================


Shareholders' equity:
   Statutory capital and surplus (1997 balance
      is unaudited)                                 $  1,636,327     $  1,441,768     $  1,298,323
   Deferred policy acquisition costs                     835,031        1,042,783          605,501
   Deferred income taxes                                (535,703)        (410,007)        (549,663)
   Adjustments to policy reserves                       (319,680)        (297,434)        (311,065)
   Acquisition-related goodwill                           51,424           55,626           57,795
   Asset valuation reserve ("AVR")                       255,975          291,205          263,295
   Interest maintenance reserve ("IMR")                    9,596               63            3,114
   Investment valuation differences                    1,272,339          643,289        1,417,775
   Benefit plans, pretax                                   6,103            6,749            6,023
   Surplus from separate accounts                       (150,928)        (106,026)         (76,645)
   Other, net                                              1,130          (39,055)         (31,231)
                                                    -----------------------------------------------
Total GAAP shareholders' equity                     $  3,061,614     $  2,628,961     $  2,683,222
                                                    ================================================

The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on estimates of mortality, interest, and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) deferred federal income taxes are provided for significant timing differences between income reported for financial reporting purposes and income reported for federal income tax purposes; (d) certain assets (principally furniture and equipment, agents' debit balances, computer software, and certain other receivables) are reported as assets rather than being charged to retained earnings; (e) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and (f) fixed maturity investments are carried at fair value rather than amortized cost. In addition, statutory accounting principles require life insurance companies to establish an AVR and an IMR. The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments, and mortgages and market risk for common stocks, real estate, and other invested assets. The IMR is composed of investment- and liability-related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

1.3   INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, endowment, guaranteed renewable term life, universal life, limited payment, and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

1.4   INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity and equity securities are currently classified as available-for-sale and recorded at fair value. After adjusting related balance sheet accounts as if the unrealized gains (losses) had been realized, the net adjustment is recorded in net unrealized gains (losses) on securities within shareholders' equity. If the fair value of a security classified as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

MORTGAGE LOANS

Mortgage loans are reported at amortized cost, net of an allowance for losses. The allowance for losses covers all nonperforming loans, consisting of loans restructured or delinquent 60-days or more, and loans for which management has a concern based on its assessment of risk factors, such as potential nonpayment or nonmonetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends.

Impaired loans, those for which the Company determines it is probable that all amounts due under the contractual terms will not be collected, are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated costs to sell.

POLICY LOANS

Policy loans are reported at unpaid principal balances adjusted periodically for uncollectible amounts.

INVESTMENT REAL ESTATE

Investment real estate consists of income-producing real estate, foreclosed real estate, and the American General Center, an office complex in Houston. The Company classifies all investment real estate, except the American General Center, as available-for-sale. Real estate available-for-sale is carried at the lower of cost less accumulated depreciation, if applicable, or fair value less costs to sell. Changes in estimates of fair value less costs to sell are recognized as realized gains (losses) through a valuation allowance.

Real estate held-for-investment is carried at cost less accumulated depreciation and impairment reserves and write-downs, if applicable. Impairment losses are recorded whenever circumstances indicate that a property might be impaired and the estimated undiscounted future cash flows of the property are less than the carrying amount. In such event, the property is written down to fair value, determined by market prices, third-party appraisals, or expected future cash flows discounted at market rates. Any write-down is recognized as a realized loss, and a new cost basis is established.

INVESTMENT INCOME

Interest on fixed maturity securities, performing and restructured mortgage loans, and policy loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on impaired mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

REALIZED INVESTMENT GAINS (LOSSES)

Realized    investment    gains    (losses)   are    recognized    using   the
specific-identification   method  and  include   declines  in  fair  value  of
investments below cost that are considered to be other than temporary.

1.5 SEPARATE ACCOUNTS

Separate accounts are assets and liabilities associated with certain contracts, principally annuities; the investment risk lies solely with the contract holder rather than the Company. Consequently, the Company's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income and cash flows. Assets held in separate accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share.

1.6   DEFERRED POLICY ACQUISITION COSTS ("DPAC")

Certain costs of writing an insurance policy, including agents' commissions, underwriting and marketing expenses, are deferred and reported as DPAC.

DPAC associated with interest-sensitive life insurance contracts, insurance investment contracts, and participating life insurance contracts, to the extent recoverable from expected future gross profits, is deferred and amortized generally in proportion to the present value of expected future gross profits from surrender charges and investment, mortality, and expense margins. Expected future gross profits are adjusted to include the impact of realized and unrealized gains (losses) as if net unrealized investment gains (losses) had been realized at the balance sheet date. The impact of this adjustment is included in the net unrealized gains (losses) on securities within shareholders' equity. DPAC associated with all other insurance contracts, to the extent recoverable from future policy revenues, is amortized over the premium-paying period of the related contracts using assumptions that are consistent with those used in computing policy benefit reserves.

The Company reviews the carrying value of DPAC on at least an annual basis. In determining whether the carrying amount is appropriate, the Company considers estimated future gross profits or future premiums, as applicable for the type of contract. In all cases, the Company considers expected mortality, interest earned and credited rates, persistency, and expenses.

1.7   PREMIUM RECOGNITION

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges assessed against the account balance. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC (see Note 1.6).

For limited-payment contracts, net premiums are recorded as revenue, and the difference between the gross premium received and the net premium is deferred and recognized in income in a constant relationship to insurance in force. For all other contracts, premiums are recognized when due. When the revenue is recorded, an estimate of the cost of the related benefit is recorded in the future policy benefits account on the consolidated balance sheet. Also, this cost is recorded in the consolidated statement of income as a benefit in the current year and in all future years during which the policy is expected to be renewed.

1.8   OTHER ASSETS

Acquisition-related goodwill, which is included in other assets, is charged to expense in equal amounts over 40 years. The carrying value of goodwill is regularly reviewed for indicators of impairment in value.

1.9   DEPRECIATION

Provision for depreciation of American General Center, data processing equipment, and furniture and fixtures is computed on the straight-line method over the estimated useful lives of the assets.

1.10  POLICY AND CONTRACT CLAIMS RESERVES

Substantially all of the Company's insurance and annuity liabilities relate to long-duration contracts which generally require performance over a period of more than one year. The contract provisions normally cannot be changed or canceled by the Company during the contract period.

For interest-sensitive and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. In establishing reserves for limited payment and other long-duration contracts, an estimate is made of the cost of future policy benefits to be paid as a result of present and future claims due to death, disability, surrender of a policy, and payment of an endowment. Reserves for traditional insurance products are determined using the net level premium method. Based on past experience, consideration is given to expected policyholder deaths, policy lapses, surrenders, and terminations. Consideration is also given to the possibility that the Company's experience with policyholders will be worse than expected. Interest assumptions used to compute reserves ranged from 2.0% to 13.5% at December 31, 1997.

The claims reserves are determined using case-basis evaluation and statistical analyses and represent estimates of the ultimate net cost of unpaid claims. These estimates are reviewed; and as adjustments become necessary, such adjustments are reflected in current operations. Since these reserves are based on estimates, the ultimate settlement of claims may vary from the amounts included in the accompanying financial statements. Although it is not possible to measure the degree of variability inherent in such estimates, management believes claim reserves are reasonable.

 1.11 REINSURANCE

The Company limits its exposure to loss on any single insured to $1.5 million by ceding additional risks through reinsurance contracts with other insurers. Ceded reinsurance becomes a liability of the reinsurer assuming the risk. The Company diversifies its risk of exposure to reinsurance loss by using several reinsurers that have strong claims-paying ability ratings. If a reinsurer could not meet its obligations, the Company would reassume the liability. The likelihood of a material reinsurance liability being reassumed by the Company is considered to be remote.

Benefits paid and future policy benefits related to ceded reinsurance contracts are recorded as reinsurance receivables. The cost of reinsurance is recognized over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

1.12  PARTICIPATING POLICY CONTRACTS

Participating life insurance contracts contain dividend payment provisions that entitle the policyholder to participate in the earnings of the contracts. Participating life insurance contracts accounted for 2.22% and 2.47% of life insurance in force at December 31, 1997 and 1996, respectively. Such business is accounted for in accordance with Statement of Financial Accounting Standards ("SFAS") No. 120.

1.13  INCOME TAXES

The Company and its life insurance subsidiaries, together with certain other life insurance subsidiaries of the Parent Company, are included in a life/non-life consolidated tax return with the Parent Company and its noninsurance subsidiaries. The Company participates in a tax sharing agreement with other companies included in the consolidated tax return. Under this agreement, tax payments are made to the Parent Company as if the companies filed separate tax returns; and companies incurring operating and/or capital losses are reimbursed for the use of these losses by the consolidated return group.

Income taxes are provided for in accordance with SFAS No. 109. Under this standard, deferred tax assets and liabilities are calculated using the differences between the financial reporting basis and the tax basis of assets and liabilities, using the enacted tax rate. The effect of a tax rate change is recognized in income in the period of enactment. Under SFAS No. 109, state income taxes are included in income tax expense.

1.14  NEW ACCOUNTING STANDARD NOT YET ADOPTED

In June 1997, the Financial Accounting Standards Board issued SFAS No. 130, REPORTING COMPREHENSIVE INCOME, which establishes standards for reporting and displaying comprehensive income and its components in the financial statements. Beginning in 1998, the Company must adopt this statement for all periods presented. Application of this statement will not change recognition or measurement of net income and, therefore, will not impact the Company's consolidated results of operations or financial position.

2.    INVESTMENTS

2.1   INVESTMENT INCOME

Investment income by type of investment was as follows:

                                                         1997            1996           1995
                                                    -----------------------------------------------
                                                                     (IN THOUSANDS)
Investment income:
   Fixed maturities                                 $  1,966,528     $  1,846,549     $  1,759,358
   Equity securities                                       1,067            1,842            6,773
   Mortgage loans on real estate                         157,035          175,833          185,022
   Investment real estate                                 22,157           22,752           16,397
   Policy loans                                           62,939           58,211           52,939
   Other long-term investments                             3,135            2,328            1,996
   Short-term investments                                  8,626            9,280            6,234
   Investment income from affiliates                      11,094           11,502           12,570
                                                    -----------------------------------------------
Gross investment income                                2,232,581        2,128,297        2,041,289
Investment expenses                                       33,958           33,225           30,201
                                                    -----------------------------------------------
Net investment income                               $  2,198,623     $  2,095,072     $  2,011,088
                                                    ===============================================


The carrying value of investments that have produced no investment income during 1997 was less than 1% of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

2.2   NET REALIZED INVESTMENT GAINS (LOSSES)

Realized gains (losses) by type of investment were as follows:

                                                         1997            1996           1995
                                                    -----------------------------------------------
                                                                     (IN THOUSANDS)
Fixed maturities:
   Gross gains                                      $     42,966     $     46,498     $     38,657
   Gross losses                                          (34,456)         (47,29           (41,022)
                                                    -----------------------------------------------
Total fixed maturities                                     8,510             (795)          (2,365)
Equity securities                                          1,971           18,304            9,710
Other investments                                         19,384           10,993           (9,287)
                                                    -----------------------------------------------
Net realized investment gains (losses)
  before tax                                              29,865           28,502           (1,942)
Income tax expense                                        10,452            9,976              547
                                                    -----------------------------------------------
Net realized investment gains (losses)
    after tax                                       $     19,413     $     18,526     $     (2,489)
                                                    ================================================

2.3   FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity and equity securities are classified as available-for-sale and reported at fair value (see Note 1.4). Amortized cost and fair value at December 31, 1997 and 1996 were as follows:

                                                                 GROSS           GROSS
                                           AMORTIZED COST      UNREALIZED      UNREALIZED          FAIR
                                                                  GAIN            LOSS             VALUE
                                           -------------------------------------------------------------------
                                                                     (IN THOUSANDS)
DECEMBER 31, 1997
Fixed maturity securities:
   Corporate securities:
      Investment-grade                     $ 17,913,942       $   906,235       $     17,551     $ 18,802,626
      Below investment-grade                    950,438            34,290              4,032          980,696
                                           -------------------------------------------------------------------
   Mortgage-backed securities*                6,614,704            278,143             4,260        6,888,587
   U.S. government obligations                  289,406             46,529                74          335,861
   Foreign governments                          318,212             18,076             3,534          332,754
   State and political subdivisions              44,505              1,686                 -           46,191
                                           -------------------------------------------------------------------
   Total fixed maturity securities         $ 26,131,207       $  1,284,959      $     29,451     $ 27,386,715
                                           ===================================================================

   Equity securities                       $     19,208       $      2,145      $        239     $     21,114
                                           ===================================================================

   Investment in Parent Company            $      8,597       $     29,226      $          -     $     37,823
                                           ===================================================================

                                                                 GROSS           GROSS
                                           AMORTIZED COST      UNREALIZED      UNREALIZED          FAIR
                                                                  GAIN            LOSS             VALUE
                                           -------------------------------------------------------------------
                                                                     (IN THOUSANDS)
DECEMBER 31, 1996
Fixed maturity securities:
   Corporate securities:
      Investment grade                     $ 15,639,170       $    528,602      $     90,379     $ 16,077,393
      Below investment grade                    898,187             29,384             5,999          921,572
   Mortgage-backed securities*                7,547,616            186,743            54,543        7,679,816
   U.S. government obligations                  313,759             26,597             1,050          339,306
   Foreign governments                          313,655             13,255               248          326,662
   State and political subdivisions              48,553              1,003               226           49,330
   Redeemable preferred stocks                    1,194                108                 -            1,302
                                           -------------------------------------------------------------------
Total fixed maturity securities            $ 24,762,134       $    785,692      $    152,445     $ 25,395,381
                                           ===================================================================

Equity securities                          $     17,642       $      3,021      $        108     $     20,555
                                           ===================================================================

Investment in Parent Company               $      8,597       $     20,000      $          -     $     28,597
                                           ===================================================================

*     Primarily  include  pass-through  securities  guaranteed by and mortgage
      obligations   ("CMOs")   collateralized  by  the  U.S.   government  and
      government agencies.

Net unrealized gains (losses) on securities included in shareholders' equity at December 31 were as follows:

                                                                             1997              1996
                                                                       ------------------------------------
                                                                                  (IN THOUSANDS)
Gross unrealized gains                                                   $  1,316,330     $    808,713
Gross unrealized losses                                                       (29,690)        (152,553)
DPAC and other fair value adjustments                                        (621,867)        (315,117)
Deferred federal income taxes                                                (237,247)        (121,892)
                                                                       ------------------------------------
Net unrealized gains on securities                                       $    427,526          219,151
                                                                       ====================================

The contractual maturities of fixed maturity securities at December 31, 1997 were as follows:


                                                                           AMORTIZED             FAIR
                                                                             COST                VALUE
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Fixed maturity securities, excluding mortgage-backed securities:
    Due in one year or less                                              $    205,719     $    207,364
    Due after one year through five years                                   5,008,933        5,216,174
    Due after five years through ten years                                  9,163,681        9,604,447
    Due after ten years                                                     5,138,169        5,470,143
Mortgage-backed securities                                                  6,614,705        6,888,587
                                                                       ------------------------------------
Total fixed maturity securities                                          $ 26,131,207     $ 27,386,715
                                                                       ====================================

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $14.8 billion, $16.2 billion, and $7.3 billion during 1997, 1996, and 1995, respectively.

2.4 MORTGAGE LOANS ON REAL ESTATE

Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, the Company requires loan-to-value ratios of 75% or less, based on management's credit assessment of the borrower. The mortgage loan portfolio was distributed as follows at DECEMBER 31, 1997 and :

                                                    OUTSTANDING        PERCENT OF        PERCENT
                                                      AMOUNT             TOTAL         NONPERFORMING
                                                 -----------------------------------------------------
                                                   (IN MILLIONS)
DECEMBER 31, 1997
Geographic distribution:
   South Atlantic                                   $   456             27.5%               1.8%
   Pacific                                              340             20.5               14.4
   Mid-Atlantic                                         288             17.3                  -
   East North Central                                   186             11.2                  -
   Mountain                                             151              9.1                2.7
   West South Central                                   132              7.9                 .1
   East South Central                                    94              5.7                  -
   West North Central                                    19              1.1                  -
   New England                                           17              1.1                  -
Allowance for losses                                    (23)            (1.4)                 -
                                                 -------------------------------
Total                                               $ 1,660            100.0%               3.6%
                                                 ===============================


Property type:
   Office                                           $   622             37.5%               4.6%
   Retail                                               463             27.9                3.0
   Industrial                                           324             19.5                1.8
   Apartments                                           223             13.4                6.1
   Hotel/motel                                           40              2.4                  -
   Other                                                 11               .7                  -
Allowance for losses                                    (23)            (1.4)                 -
                                                 -------------------------------
Total                                               $ 1,660             100.0%              3.6%
                                                 ===============================

                                                    OUTSTANDING        PERCENT OF        PERCENT
                                                      AMOUNT             TOTAL         NONPERFORMING
                                                 -----------------------------------------------------
                                                   (IN MILLIONS)
DECEMBER 31, 1996
Geographic distribution:
   South Atlantic                                   $   522             30.6%               8.1%
   Pacific                                              407             23.8                8.1
   Mid-Atlantic                                         231             13.5                  -
   East North Central                                   168              9.8                  -
   Mountain                                             153              9.0                2.8
   West South Central                                   141              8.2                5.3
   East South Central                                   109              6.4                  -
   West North Central                                    13              0.8                  -
   New England                                           13              0.8                  -
Allowance for losses                                    (49)            (2.9)                 -
                                                 -------------------------------
Total                                               $ 1,708            100.0%               5.0%
                                                 ===============================


Property type:
   Office                                           $   590             34.5%                 -%
   Retail                                               502             29.4                2.5
   Industrial                                           304             17.8                6.0
   Apartments                                           264             15.5                8.3
   Hotel/motel                                           54              3.2                  -
   Other                                                 43              2.5               78.8
Allowance for losses                                    (49)            (2.9)                 -
                                                 -------------------------------
Total                                               $ 1,708          100.0%                 5.0%
                                                 ===============================

Impaired mortgage loans on real estate and related interest income were as follows:

                                                               DECEMBER 31
                                                         1997              1996
                                                   ------------------------------------
                                                              (IN MILLIONS)
Impaired loans:
   With allowance*                                       $   35           $   60
   Without allowance                                          -                -
                                                   ------------------------------------
Total impaired loans                                     $   35           $   60
                                                   ====================================

* Represents gross amounts before allowance for mortgage loan losses of $10 million and $9 million, respectively.


                                              1997             1996              1995
                                       ------------------------------------------------------
                                                          (IN MILLIONS)

Average investment                          $   48            $   72           $  102
Interest income earned                      $    3            $    6           $    8
Interest income -- cash basis               $    -            $    6           $    8

2.5    INVESTMENT SUMMARY

Investments of the Company were as follows:

                                                                             December 31, 1997
                                                           -----------------------------------------------------
                                                                                   FAIR              CARRYING
                                                                  COST             VALUE              AMOUNT
                                                           -----------------------------------------------------
                                                                              (IN THOUSANDS)
Fixed maturities:
   Bonds:
      United States government and government
       agencies and authorities                                 $    289,406       $    335,861    $    335,861
      States, municipalities, and political
       subdivisions                                                   44,505             46,191          46,191
      Foreign governments                                            318,212            332,754         332,754
      Public utilities                                             1,848,546          1,952,724       1,952,724
      Mortgage-backed securities                                   6,614,704          6,888,587       6,888,587
      All other corporate bonds                                   17,015,834         17,830,598      17,830,598
                                                           -----------------------------------------------------
Total fixed maturities                                            26,131,207         27,386,715      27,386,715

Equity securities:
   Common stocks:
       Industrial, miscellaneous, and other                            5,604              5,785           5,785
   Nonredeemable preferred stocks                                     13,604             15,329          15,329
                                                           -----------------------------------------------------
Total equity securities                                               19,208             21,114          21,114
Mortgage loans on real estate*                                     1,659,921                xxx       1,659,921
Investment real estate                                               129,364                xxx         129,364
Policy loans                                                       1,093,694                xxx       1,093,694
Other long-term investments                                           55,118                xxx          55,118
Short-term investments                                               100,061                xxx         100,061
                                                           -----------------------------------------------------
Total investments                                               $ 29,188,573       $        xxx    $ 30,445,987
                                                           =====================================================

*     Amount is net of a $23 million allowance for losses.

3. DEFERRED POLICY ACQUISITION COSTS

The balance of DPAC at DECEMBER 31 and the components of the change reported in operating costs and expenses for the years then ended were as follows:


                                              1997             1996              1995
                                       ------------------------------------------------------
                                                          (IN THOUSANDS)
Balance at January 1                        $ 1,042,783       $    605,501     $ 1,479,115
   Capitalization                               219,339            188,001         203,607
   Amortization                                (115,467)          (102,189)        (68,295)
   Change in the effect of SFAS No. 115        (311,624)           351,470      (1,008,926)
                                       ------------------------------------------------------
Balance at December 31                      $   835,031       $  1,042,783     $   605,501
                                       ======================================================


 4. OTHER ASSETS

Other assets consisted of the following:

                                                                                   December 31
                                                                             1997              1996
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Goodwill                                                                  $     51,424     $    55,626
Other                                                                           81,235          78,663
                                                                       ------------------------------------
Total other assets                                                        $    132,659     $   134,289
                                                                       ====================================

5.    FEDERAL INCOME TAXES

5.1   TAX LIABILITIES

Income tax liabilities were as follows:

                                                                                   December 31
                                                                             1997              1996
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Current tax (receivable) payable                                          $     7,676      $    (7,646)
Deferred tax liabilities, applicable to:
   Net income                                                                 298,456          288,115
   Net unrealized investment gains                                            237,247          121,892
                                                                       ------------------------------------
Total deferred tax liabilities                                                535,703          410,007
                                                                       ------------------------------------
Total current and deferred tax liabilities                                $   543,379      $   402,361
                                                                       ====================================


Components of deferred tax liabilities and assets at December 31 were as follows:

                                                                             1997              1996
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Deferred tax liabilities applicable to:
   Deferred policy acquisition costs                                      $  226,653       $  308,802
   Basis differential of investments                                         486,194          254,402
                                                                       ------------------------------------
    Other                                                                    139,298          130,423
                                                                       ------------------------------------
Total deferred tax liabilities                                               852,145          693,627

Deferred tax assets applicable to:
   Policy reserves                                                          (232,539)        (219,677)
   Other                                                                     (83,903)         (63,943)
                                                                       ------------------------------------
Total deferred tax assets before valuation
 allowance                                                                  (316,442)        (283,620)
Valuation allowance                                                                -                -
                                                                       ------------------------------------
Total deferred tax assets, net of valuation
    allowance                                                               (316,442)        (283,620)
                                                                       ------------------------------------
Net deferred tax liabilities                                              $  535,703       $  410,007
                                                                       ====================================

A portion of life insurance income earned prior to 1984 is not taxable unless it exceeds certain statutory limitations or is distributed as dividends. Such income, accumulated in policyholders' surplus accounts, totaled $93.6 million at December 31, 1997. At current corporate rates, the maximum amount of tax on such income is approximately $32.8 million. Deferred income taxes on these accumulations are not required because no distributions are expected.

5.2   TAX EXPENSE

Components of income tax expense for the year were as follows:

                                                            1997             1996              1995
                                                     ------------------------------------------------------
                                                                        (IN THOUSANDS)
Current expense                                         $    185,460      $    164,272     $    153,720
Deferred expense (benefit):
   Deferred policy acquisition cost                           27,644            21,628           38,275
   Policy reserves                                           (27,496)          (27,460)         (49,177)
   Basis differential of investments                           3,769             4,129            3,710
   Other, net                                                  9,347            14,091           (2,581)
                                                     ------------------------------------------------------
Total deferred expense (benefit)                              13,264            12,388           (9,773)
                                                     ------------------------------------------------------
Income tax expense                                      $    198,724       $   176,660      $    143,947
                                                     ======================================================

A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statement is presented below.


                                                            1997             1996              1995
                                                     ------------------------------------------------------
                                                                        (IN THOUSANDS)
Income tax at statutory percentage of GAAP
  pretax income                                         $    200,649      $    178,939     $    149,185
Tax-exempt investment income                                  (9,493)           (9,347)         (10,185)
Goodwill                                                         723               759              768
Tax on sale of subsidiary                                          -                 -             (661)
Other                                                          6,845             6,309            4,840
                                                     ------------------------------------------------------
Income tax expense                                      $    198,724      $    176,660          143,947
                                                     ======================================================

5.3   TAXES PAID

Income taxes paid amounted to approximately $168 million, $182 million, and $90 million in 1997, 1996, and 1995, respectively.

5.4   TAX RETURN EXAMINATIONS

The Parent Company and the majority of its subsidiaries file a consolidated federal income tax return. The Internal Revenue Service has completed examinations of the Company's tax returns through 1988 and is currently examining tax returns for 1989 through 1996. In addition, the tax returns of companies recently acquired are also being examined. Although the final outcome of any issues raised in examination is uncertain, the Company believes that the ultimate liability, including interest, will not exceed amounts recorded in the consolidated financial statements.

6.    TRANSACTIONS WITH AFFILIATES

Affiliated notes and accounts receivable were as follows:


                                                 December 31, 1997                   December 31, 1996
                                        -----------------------------------------------------------------------
                                            PAR VALUE        BOOK VALUE        PAR VALUE        BOOK VALUE
                                        -----------------------------------------------------------------------
                                                                    (IN THOUSANDS)
American General Corporation,
   9 3/8%, due 2008                        $     4,725      $     3,288       $      4,725      $      3,239
American General Corporation,
   8 1/4%, due 2004                             17,125           32,953             19,572            19,572
American General Corporation,
   Restricted Subordinated Note,
   13 1/2%, due 2002                            31,494           31,494             33,550            33,550
                                        -----------------------------------------------------------------------
Total notes receivable from
   affiliates                                   53,344           67,735             57,847            56,361
Accounts receivable from affiliates                  -           28,784                  -            30,127
                                        -----------------------------------------------------------------------
Indebtedness from affiliates               $    53,344      $    96,519       $     57,847      $     86,488
                                        =======================================================================

Various American General companies provide services to the Company, principally mortgage servicing and investment advisory services. The Company paid approximately $33,916,000, $22,083,000, and $21,006,000 for such services in 1997, 1996, and 1995, respectively. Accounts payable for such services at December 31, 1997 and were not material. In addition, the Company rents facilities and provides services to various American General companies. The Company received approximately $6,455,000, $1,255,000, and $2,086,000 for such services and rent in 1997, 1996, and 1995, respectively. Accounts receivable for rent and services at December 31, 1997 and were not material.

The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding with an $80 dividend rate, redeemable at $1,000 per share after December 31, 2000. The holder of this stock, the Franklin Life Insurance Company ("Franklin"), an affiliated company, is entitled to one vote per share, voting together with the holders of common stock.

During 1996, the Company's residential mortgage loan portfolio of $42 million was sold to American General Finance at carrying value plus accrued interest.

7.     STOCK-BASED COMPENSATION

Certain officers of the Company participate in American General Corporation's stock and incentive plans which provide for the award of stock options, restricted stock awards, performance awards, and incentive awards to key employees. Stock options constitute the majority of such awards. Expense related to stock options is measured as the excess of the market price of the stock at the measurement date over the exercise price. The measurement date is the first date on which both the number of shares that the employee is entitled to receive and the exercise price are known. Under the stock option plans, no expense is recognized, since the market price equals the exercise price at the measurement date.

Under an alternative accounting method, compensation expense arising from stock options would be measured at the estimated fair value of the options at the date of grant. Had compensation expense for the stock options been determined using this method, net income would have been as follows:


                                                            1997             1996              1995
                                                     ------------------------------------------------------
                                                                        (IN THOUSANDS)
Net income as reported                                  $    374,557      $     334,595    $     282,295
Net income pro forma                                         373,328            334,029          281,821


The average fair values of the options granted during 1997, 1996, and 1995 were $10.33, $7.07, and $6.93, respectively. The fair value of each option was estimated at the date of grant using a Black-Scholes option pricing model. The weighted average assumptions used to estimate the fair value of the stock options were as follows:

                                                            1997             1996              1995
                                                     ------------------------------------------------------
Dividend yield                                           3.0%              4.0%             4.0%
Expected volatility                                     22.0%             22.3%            23.0%
Risk-free interest rate                                  6.4%              6.2%             6.9%
Expected life                                           6 YEARS           6 years          6 years


8.    BENEFIT PLANS

8.1   PENSION PLANS

The Company has noncontributory, defined benefit pension plans covering most employees. Pension benefits are based on the participant's average monthly compensation and length of credited service offset by an amount that complies with federal regulations. The Company's funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The Company uses the projected unit credit method for computing pension expense.

The components of pension expense and underlying assumptions were as follows:

                                                            1997             1996              1995
                                                     ------------------------------------------------------
                                                                        (IN THOUSANDS)
Service cost - benefits earned during period                 $  1,891          $  1,826         $  1,346
Interest cost on projected benefit obligation                   2,929             2,660            2,215
Actual return on plan assets                                  (15,617)           (9,087)         (10,178)
Amortization of unrecognized net asset                              -              (261)            (888)
Amortization of unrecognized prior service cost                   195               197              197
Deferral of net asset gain                                     10,148             4,060            5,724
Amortization of gain                                                -                68               38
                                                     ------------------------------------------------------
Total pension income                                         $   (454)        $    (537)        $ (1,546)
                                                     ======================================================


Assumptions:
 Weighted average discount rate on benefit
   obligation                                                    7.25%             7.50%            7.25%
 Rate of increase in compensation levels                         4.00%             4.00%            4.00%
 Expected long-term rate of return on plan assets               10.00%            10.00%           10.00%

The funded status of the plans and the prepaid pension expenses included in other assets at DECEMBER 31 were as follows:

                                                                                   December 31
                                                                             1997              1996
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Actuarial present value of benefit obligation:
    Vested                                                                $  32,926        $  27,558
    Nonvested                                                                 3,465            4,000
    Additional minimum liability                                                  -              205
                                                                       ------------------------------------
Accumulated benefit obligation                                               36,391           31,763
Effect of increase in compensation levels                                     7,002            5,831
                                                                       ------------------------------------
Projected benefit obligation                                                 43,393           37,594
Plan assets at fair value                                                    80,102           65,159
                                                                       ------------------------------------
Plan assets in excess of projected benefit obligation                        36,709           27,565
Unrecognized net gain                                                       (23,548)         (15,881)
Unrecognized prior service cost                                                  78              274
                                                                       ------------------------------------
Prepaid pension expense                                                   $  13,239        $  11,958
                                                                       ====================================

More than 85% of the plan assets were invested in fixed maturity and equity securities at the plan's most recent balance sheet date.

8.2   POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

The Company and its life insurance subsidiaries, together with certain other insurance subsidiaries of the Parent Company, have life, medical, supplemental major medical, and dental plans for certain retired employees and agents. Most plans are contributory, with retiree contributions adjusted annually to limit employer contributions to predetermined amounts. The Company has reserved the right to change or eliminate these benefits at any time.

The life plans are fully insured. A portion of the retiree medical and dental plans are funded through a voluntary employees' beneficiary association ("VEBA") established in 1994; the remainder is unfunded and self-insured. All of the retiree medical and dental plans assets held in the VEBA were invested in readily marketable securities at its most recent balance sheet date.

The plans' combined funded status and the accrued postretirement benefit cost included in other liabilities were as follows:

                                                                                   December 31
                                                                             1997              1996
                                                                       ------------------------------------
                                                                                 (IN THOUSANDS)
Actuarial present value of benefit obligation:
   Retirees                                                               $  2,469         $  5,199
   Fully eligible active plan participants                                     259              251
   Other active plan participants                                            3,214            2,465
                                                                       ------------------------------------
Accumulated postretirement benefit obligation                                5,942            7,915
   Plan assets at fair value                                                   159              106
                                                                       ------------------------------------
Accumulated postretirement benefit obligation in excess
  of plan assets at fair value                                               5,783            7,809
Unrecognized net gain                                                       (1,950)            (243)
                                                                       ------------------------------------
Accrued postretirement benefit cost                                       $  3,833         $  7,566
                                                                       ====================================

Weighted-average discount rate on postretirement benefit
    obligation                                                                7.25%            7.50%

The components of postretirement benefit expense were as follows:

                                                            1997             1996              1995
                                                     ------------------------------------------------------
                                                                        (IN THOUSANDS)
Service cost-- benefits earned                          $  211            $   218          $  171
Interest cost on accumulated postretirement
 benefit obligation                                        390                626             638
                                                     ------------------------------------------------------
Postretirement benefit expense                          $  601            $   844          $  809
                                                     ======================================================

9.    DERIVATIVE FINANCIAL INSTRUMENTS

9.1   USE OF DERIVATIVE FINANCIAL INSTRUMENTS

The Company's use of derivative financial instruments is generally limited to interest rate and currency swap agreements, and options to enter into interest rate swap agreements (call swaptions). The Company accounts for its derivative financial instruments as hedges. Hedge accounting requires a high correlation between changes in fair values or cash flows or the derivative financial instruments and the specific items being hedged, both at inception and throughout the life of the hedge.

9.2   INTEREST RATE AND CURRENCY SWAP AGREEMENTS

Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed-rate basis, or vice versa, and to hedge against the risk of rising prices on anticipated investment security purchases. Currency swap agreements are infrequently used to effectively convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specified exchange rates, and to hedge against currency rate fluctuations on anticipated investment security purchases.

The difference between amounts paid and received on swap agreements is recorded on an accrual basis as an adjustment to net investment income or interest expense, as appropriate, over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or assets.

The fair values of swap agreements are recognized in the consolidated balance sheet if they hedge investments carried at fair value or if they hedge anticipated purchases of such investments. In this event, changes in the fair value of a swap agreement are reported in net unrealized gains on securities included in shareholders' equity, consistent with the treatment of the related investment security. For swap agreements hedging anticipated investment purchases, the net swap settlement amount or unrealized gain or loss is deferred and included in the measurement of the anticipated transaction when it occurs.

Swap agreements generally have terms of two to ten years. Any gain or loss from early termination of a swap agreement is deferred and amortized into income over the remaining term of the related investment. If the underlying investment is extinguished or sold, any related gain or loss on swap agreements is recognized in income. Average floating rates may change significantly, thereby affecting future cash flows.

Interest rate and currency swap agreements related to investment securities at December 31 were as follows:

                                                                             1997              1996
                                                                       ------------------------------------
                                                                              (DOLLARS IN MILLIONS)
Interest rate swap agreements to pay fixed rate:
   Notional amount                                                           $ 15              $ 60
   Average receive rate                                                      6.74%             6.19%
   Average pay rate                                                          6.48%             6.42%
Interest rate swap agreements to receive fixed rate:
   Notional amount                                                           $144              $ 44
   Average receive rate                                                      6.89%             6.84%
   Average pay rate                                                          6.37%             6.01%
Currency swap agreements (receive U.S. dollars/pay Canadian
 dollars):
   Notional amount (in U.S. dollars)                                         $139              $ 99
   Average exchange rate                                                     1.50              1.57


9.3   CALL SWAPTIONS

Options to enter into interest rate swap agreements are used to limit the Company's exposure to reduced spreads between investment yields and interest crediting rates should interest rates decline significantly over prolonged periods. During such periods, the spread between investment yields and interest crediting rates may be reduced as a result of certain limitations on the Company's ability to manage interest crediting rates. Call swaptions allow the Company to enter into interest rate swap agreements to receive fixed rates and pay lower floating rates, effectively increasing the spread between investment yields and interest crediting rates.

Premiums paid to purchase call swaptions are included in investments and are amortized to net investment income over the exercise period of the swaptions. If a call swaption is terminated, any gain is deferred and amortized to insurance and annuity benefits over the expected life of the insurance and annuity contracts and any unamortized premium is charged to income. If a call swaption ceases to be an effective hedge, any related gain or loss is recognized in income.

During 1997, the Company purchased call swaptions which expire in 1998. These call swaptions had a notional amount of $1.35 billion and strike rates ranging from 4.5% to 5.5% at December 31, 1997. Should the strike rates remain below market rates, the call swaptions will expire and the Company's exposure would be limited to the premiums paid.

9.4   CREDIT AND MARKET RISK

Derivative financial instruments expose the Company to credit risk in the event of non-performance by counterparties. The Company limits this exposure by entering into agreements with counterparties having high credit ratings and by regularly monitoring the ratings. The Company does not expect any counterparty to fail to meet its obligation; however, non-performance would not have a material impact on the Company's consolidated results of operations and financial position.

The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of the agreements and the related items being hedged.

Derivative financial instruments related to investment securities did not have a material effect on net investment income in 1997, 1996 or 1995.

10.   FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of the fair value of financial instruments. This standard excludes certain financial instruments and all nonfinancial instruments, including policyholder liabilities for life insurance contracts from its disclosure requirements. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all of the Company's assets and liabilities and (2) the reporting of investments at fair value without a corresponding revaluation of related policyholder liabilities can be misinterpreted.

Carrying amounts and fair values for those financial instruments covered by SFAS 107 at DECEMBER 31, 1997 are presented below:

                                                                             FAIR            CARRYING
                                                                             VALUE            AMOUNT
                                                                       ------------------------------------
                                                                                  (IN MILLIONS)
Assets:
   Fixed maturity and equity securities *                                 $    27,408      $    27,408
Mortgage loans on real estate                                             $     1,702      $     1,660
Policy loans                                                              $     1,127      $     1,094
Investment in parent company                                              $        38      $        38
   Indebtedness from affiliates                                           $        97      $        97
   Liabilities:
Insurance investment contracts                                            $    24,011      $    24,497

* Includes derivative financial instruments with negative fair value of $4.2 million and $10.8 million and positive fair value of $7.2 million and $.6 million at December 31, 1997 and 1996, respectively.

The following methods and assumptions were used to estimate the fair values of financial instruments:

      FIXED MATURITY AND EQUITY SECURITIES

      Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

      MORTGAGE LOANS ON REAL ESTATE

      Fair value of mortgage loans was estimated primarily using discounted cash flows based on contractual maturities and risk-adjusted discount rates.

      POLICY LOANS

      Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions incorporating market rates.

      INVESTMENT IN PARENT COMPANY

      The fair value of the investment in Parent Company is based on quoted market prices of American General Corporation common stock.

      INSURANCE INVESTMENT CONTRACTS

      Insurance investment contracts do not subject the Company to significant risks arising from policyholder mortality or morbidity. The majority of the Company's annuity products are considered insurance investment contracts. Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

      INDEBTEDNESS FROM AFFILIATES

      Indebtedness from affiliates is composed of accounts receivable and notes receivable from affiliates. Due to the short-term nature of accounts receivable, fair value is assumed to equal carrying value. Fair value of notes receivable was estimated using discounted cash flows based on contractual maturities and discount rates that were based on U.S. Treasury rates for similar maturity ranges.

11.   DIVIDENDS PAID

American General Life Insurance Company paid $402 million, $189 million, and $207 million in dividends on common stock to AGC Life Insurance Company in 1997, 1996, and 1995, respectively. The 1995 dividends included $701 thousand in the form of furniture and equipment. In addition, in 1996, the Company paid $680 thousand in dividends on preferred stock to Franklin.

12.   RESTRICTIONS, COMMITMENTS, AND CONTINGENCIES

The Company and its insurance subsidiaries are restricted by state insurance laws as to the amounts they may pay as dividends without prior approval from their respective state insurance departments. At December 31, 1997, approximately $2.6 billion of consolidated shareholders' equity represents net assets of the Company which cannot be transferred, in the form of dividends, loans, or advances to the Parent Company. Approximately $2.0 billion of consolidated shareholders' equity is similarly restricted as to transfer from its subsidiaries to the Company.

Generally, the net assets of the Company's subsidiaries available for transfer to the Parent are limited to the amounts that the subsidiaries' net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payments of such amounts as dividends may be subject to approval by regulatory authorities and are generally limited to the greater of 10% of policyholders' surplus or the previous year's statutory net gain from operations.

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, and future minimum rental commitments and rental expense under operating leases are not material.

In recent years, various life insurance companies have been named as defendants in class action lawsuits relating, to life insurance pricing and sales practices, and a number of these lawsuits has resulted in substantial settlements. The Company is a defendant in such purported class action lawsuits, asserting claims related to pricing and sales practices. These claims are being defended vigorously by the Company. Given the uncertain nature of litigation and the early stages of this litigation, the outcome of these actions cannot be predicted at this time. The Company nevertheless believes that the ultimate outcome of all such pending litigation should not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more of these actions or other future proceedings could have a material adverse effect on results of operations for a given period. No provision has been made in the consolidated financial statements related to this pending litigation because the amount of loss, if any, from these actions cannot be reasonably estimated at this time.

The Company is a party to various other lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions, such as Alabama, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama continues to increase and creates the potential for an unpredictable judgment in any given suit.

The increase in the number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in increased assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 1997 and , the Company has accrued $7.6 million and $16.1 million, respectively, for guaranty fund assessments, net of $4.3 million and $4.1 million, respectively, of premium tax deductions. The Company has recorded receivables of $9.7 million and $10.9 million at December 31, 1997 and 1996, respectively, for expected recoveries against the payment of future premium taxes. Expenses incurred for guaranty fund assessments were $2.1 million, $6.0 million, and $22.4 million in 1997, 1996, and 1995, respectively.

13.   REINSURANCE

Reinsurance transactions for the years ended December 31, 1997, 1996, and 1995 were as follows:

                                                                                                             PERCENTAGE
                                                       CEDED TO OTHER    ASSUMED FROM                         OF AMOUNT
                                      GROSS AMOUNT       COMPANIES      OTHER COMPANIES     NET AMOUNT      ASSUMED TO NET
                                    ----------------------------------------------------------------------------------------
                                                                (IN THOUSANDS)
December 31, 1997
Life insurance in force               $   45,963,710   $   10,926,255      $  4,997       $   35,042,452          0.01%2
                                    =======================================================================
Premiums:
   Life insurance and annuities       $      100,357   $       37,294      $     75       $       63,138          0.12%
   Accident and health insurance               1,208              172             -                1,036          0.00%
                                    -----------------------------------------------------------------------
Total premiums                        $      101,565   $       37,466      $     75       $       64,174          0.12%
                                    =======================================================================

Premiums:
   Life insurance and annuities       $      104,225   $       34,451      $     36       $       69,810          0.05%
   Accident and health insurance               1,426               64             -                1,362          0.00%
                                    -----------------------------------------------------------------------
Total premiums                        $      105,651   $       34,515      $     36       $       71,172          0.05%
                                    =======================================================================

December 31, 1995
Life insurance in force               $   44,637,599   $    7,189,493      $  5,771       $   37,453,877          0.02%
                                    =======================================================================
Premiums:
   Life insurance and annuities       $      103,780   $       26,875      $    171       $       77,076          0.22%
   Accident and health insurance               1,510               82             -                1,428          0.00%
                                    -----------------------------------------------------------------------
Total premiums                        $      105,290   $       26,957      $    171       $       78,504          0.22%
                                    =======================================================================

Reinsurance recoverable on paid losses was approximately $2,278,000, $6,904,000, and $6,190,000 at December 31, 1997, 1996, and 1995, respectively.
Reinsurance recoverable on unpaid losses was approximately $3,210,000, $4,282,000, and $2,775,000 at December 31, 1997, 1996, and 1995, respectively.

14.   ACQUISITIONS

Effective  December  31,  1995,  the Company  purchased  Franklin  United Life
Insurance Company, a subsidiary of Franklin, which is a wholly owned subsidiary of the Parent Company. This purchase was effected through issuance of $8.5 million in preferred stock to Franklin. The acquisition was accounted for using the purchase method of accounting and is not material to the operations of the Company.

15.   YEAR 2000 CONTINGENCY (UNAUDITED)

Management has been engaged in a program to render the Company's computer systems (hardware and mainframe and personal applications software) Year 2000 compliant. The Company will incur internal staff costs as well as third-party vendor and other expenses to prepare the systems for Year 2000. The cost of testing and conversion of systems applications has not had, and is not expected to have, a material adverse effect on the Company's results of operations or financial condition. However, risks and uncertainties exist in most significant systems development projects. If conversion of the Company's systems is not completed on a timely basis, due to nonperformance by third-party vendors or other unforeseen circumstances, the Year 2000 problem could have a material adverse impact on the operations of the Company.

                          INDEX OF WORDS AND PHRASES

      This index should help you to locate more information about some of the terms and phrases used in this prospectus.


                                    Page to See                                           Page to See
Defined Term                            in            Defined Term                            in
                                       this                                                  this
                                    Prospectus                                            Prospectus
accumulation value                     6              Option 1, 2                          7
AGL                                   28              our                                  2
AGSPC                                 11              owner                               22
amount at risk                         8              partial surrender                   18
automatic rebalancing                  6              payment option                      20
basis                                 31              planned periodic premium            12
beneficiary                           35              Platinum Investor                    3
cash surrender value                  18              Platinum Investor I and II           3
close of business                     37              Policy                               1
Code                                  29              Policy anniversary                  15
cost of insurance rates               37              Policy loan                         19
daily charge                           8              Policy month, year                  38
date of issue                         38              preferred loan interest             19
death benefit                          7              premiums                             5
declared fixed interest account
  option                               1              premium payments                     5
division                              29              prospectus                           2
dollar cost averaging                  5              reinstate, reinstatement            12
Five year no-lapse guarantee          13              rider                               16
Fund                                   2              SEC                                  2
full surrender                        18              separate account                    29
grace period                          12              Separate Account VL-R               29
guarantee premiums                    13              seven-pay test                      30
insured person                         7              specified amount                     7
investment option                      1              surrender                           18
lapse                                 12              surrender charge                     9
loan, loan interest                   19              target                              40
maturity, maturity date               19              telephone transfers                 22
modified endowment contract           30              transfers                           14
monthly deduction day                 38              valuation date, period              37
monthly guarantee premiums            13              we                                  28
monthly insurance charge               8              you, your                            1
Mutual Fund                            2

      We have filed a registration statement relating to Separate Account VL-R and the Policies with the SEC. The registration statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus. If you would like the additional information, you may obtain it from the SEC's main office in Washington, D.C. You will have to pay a fee for the material.

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (OR ANY SALES LITERATURE APPROVED BY AGL) IN CONNECTION WITH THE OFFER OF THE POLICIES PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE POLICIES ARE NOT AVAILABLE IN ALL JURISDICTIONS, AND THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL THEREIN.